Wilton Reassurance Life
Company of New York
Statutory-Basis Financial Statements
As of December 31, 2022 and 2021 and for the
Years Ended December 31, 2022, 2021 and 2020
and Independent Auditor’s Report
0

◼Deloitte & Touche LLP 30 Rockefeller Plaza 41st Floor New York, NY 10112-0015 USA	◼Tel: +1 212 492 4000 Fax: +1 212 489 1687 www.deloitte.com
INDEPENDENT AUDITOR’S REPORT
To the Board of Directors of
Wilton Reassurance Life Company of New York:
Opinions
We have audited the statutory-basis financial statements of Wilton Reassurance Life Company of New York (the “Company”), which comprise the statutory-basis balance sheets as of December 31, 2022 and 2021, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2022, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).
Unmodified Opinion on Statutory-Basis of Accounting
In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.
Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.
Basis for Opinions
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the New York State Department of Financial Services. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Responsibilities of Management for the Statutory-Basis Financial Statements
Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

1

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are available to be issued.
Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements
Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.
In performing an audit in accordance with GAAS, we:
•
Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.
•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.
•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

April 11, 2023

2

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

STATUTORY-BASIS BALANCE SHEETS

AS OF DECEMBER 31, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

	2022	2021
Admitted assets
Cash and invested assets:
Bonds	$5,512,016	$5,838,302
Preferred stocks	103,612	100,844
Common stocks	11,648	8,198
Mortgage loans on real estate	419,711	461,111
Cash, cash equivalents, and short-term investments	119,148	174,128
Policy loans	27,862	29,246
Other invested assets	455,753	390,856
Receivables for securities	12,408	2,593
Total cash and invested assets	6,662,158	7,005,278
Accrued investment income	53,463	50,463
Deferred and uncollected life premiums—net of loading of $1,955 and $2,248 at
December 31, 2022 and 2021, respectively	12,268	16,023
Reinsurance recoverable	3,964	5,711
Net deferred tax assets	13,899	-
Other assets	9,235	8,767
Separate account assets	355,922	429,520
Total admitted assets	$7,110,909	$7,515,762
Liabilities
Policy and contract liabilities
Life, annuity and accident & health reserves	$2,317,508	$2,390,822
Policy and contract claims	20,111	22,131
Policyholders’ funds	12,914	12,434
Total policy and contract liabilities	2,350,533	2,425,387
Other amounts payable on reinsurance	30,756	95,126
Interest maintenance reserve	-	27,431
Accounts payable and general expenses due and accrued	17,683	14,117
Current federal income taxes	4,425	12,585
Amounts withheld or retained by company as agent or trustee	695	665
Remittances not allocated	12,415	15,034
Asset valuation reserve	80,740	115,721
Reinsurance in unauthorized and certified companies	1,855	2,499
Funds held under reinsurance treaties	3,945,469	3,983,353
Payable to parent and affiliates	3,216	4,524
Payable for securities	12	6,638
Net deferred tax liabilities	-	11,150
Other liabilities	17,755	44,396
Separate account liabilities	355,922	429,520
Total liabilities	6,821,476	7,188,146
Capital and Surplus:
Common stock, $4.55 par value—authorized, 1,100,000 shares;
issued and outstanding, 550,000 shares	2,503	2,503
Paid-in surplus	208,946	282,946
Unassigned surplus and special surplus funds	77,984	42,167
Total capital and surplus	289,433	327,616
Total liabilities and capital and surplus	$7,110,909	$7,515,762

See accompanying notes to statutory-basis financial statements.
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FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

STATUTORY-BASIS STATEMENTS OF OPERATIONS

(Amounts in thousands of US Dollars)

	2022	2021	2020
Premiums and other revenues
Life, annuity and health premiums	$79,872	$(4,000,028)	$181,266
Consideration for supplementary contracts with life contingencies	850	1,307	1,014
Net investment income	303,797	296,084	308,724
Amortization of interest maintenance reserve	(1,339)	8,161	8,058
Commissions and expense allowances on reinsurance ceded	26,483	(172,702)	3,146
Other revenues (expenses)—net	(16,790)	(12,136)	(21,295)
Total premiums and other revenues	392,873	(3,879,314)	480,913
Benefits paid or provided
Death benefits	54,280	90,258	102,723
Annuity benefits	50,537	131,037	164,611
Surrender benefits and withdrawals	123,859	108,133	110,152
Payments on supplementary contracts with life contingencies	1,521	1,442	1,404
Interest and adjustments on contract or deposit-type contract funds	711	11,756	18,288
Change in life, annuity and accident & health reserves	(73,313)	(2,869,590)	96,842
Other benefits	1,273	6,408	13,088
Total benefits paid or provided	158,868	(2,520,556)	507,108
Insurance expenses and other deductions
Commissions and expense allowances	2,849	12,580	11,387
General insurance expenses	30,960	35,198	40,896
Insurance taxes, licenses, and fees	6,734	7,690	8,519
(Increase) decrease in loading on deferred and uncollected premiums	293	3,322	122
Funds held interest ceded	149,377	33,140	318
Net transfer to or (from) separate accounts	(25,918)	(45,320)	(37,105)
Other	(6)	205	505
Total insurance expenses and other deductions	164,289	46,815	24,642
Gain (Loss) from operations before federal income taxes and net realized capital gains (losses)	69,716	(1,405,573)	(50,837)
Income tax expenses (benefits)	18,675	(336,277)	8,787
Gain (Loss) from operations before net realized capital gains (losses)	51,041	(1,069,296)	(59,624)
Net realized capital gains (losses)	(8,346)	138,065	(17,938)
Net gain (loss)	$42,695	$(931,231)	$(77,562)

See accompanying notes to statutory-basis financial statements.
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WILTON REASSURANCE LIFE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF CHANGES IN

CAPITAL AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

	Common Stock	Paid-In Surplus	Unassigned Surplus and Special Surplus Funds	Total Capital and Surplus
Balances—December 31, 2019	$2,503	$208,099	$517,273	$727,875
Net gain (loss)	-	-	(77,562)	(77,562)
Change in unrealized capital gains (losses)	-	-	(875)	(875)
Change in net deferred income tax	-	-	24,003	24,003
Change in nonadmitted assets	-	-	(21,056)	(21,056)
Change in liability for reinsurance in				-
unauthorized and certified companies	-	-	(134)	(134)
Change in reserve on account of change in valuation basis	-	-	(5,902)	(5,902)
Change in asset valuation reserve	-	-	1,467	1,467
Balances—December 31, 2020	2,503	208,099	437,214	647,816
Net gain (loss)	-	-	(931,231)	(931,231)
Change in unrealized capital gains (losses)	-	-	(42,112)	(42,112)
Change in net deferred income tax	-	-	(107,690)	(107,690)
Change in nonadmitted assets	-	-	51,796	51,796
Change in liability for reinsurance in
unauthorized and certified companies	-	-	(279)	(279)
Change in asset valuation reserve	-	-	36,718	36,718
Change in surplus as a result of reinsurance	-	-	12,598	12,598
Contribution of paid-in surplus	-	660,000	-	660,000
Quasi-Reorganization	-	(585,153)	585,153	-
Balances—December 31, 2021	2,503	282,946	42,167	327,616
Net gain (loss)	-	-	42,695	42,695
Change in unrealized capital gains (losses)	-	-	(39,339)	(39,339)
Change in net deferred income tax	-	-	14,593	14,593
Change in nonadmitted assets	-	-	(74,017)	(74,017)
Change in liability for reinsurance in				-
unauthorized and certified companies	-	-	644	644
Change in asset valuation reserve	-	-	34,981	34,981
Change in surplus as a result of reinsurance	-	-	56,850	56,850
Return of paid-in surplus	-	(74,000)	-	(74,000)
Other	-	-	(590)	(590)
Balances—December 31, 2022	$2,503	$208,946	$77,984	$289,433

See accompanying notes to statutory-basis financial statements.
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WILTON REASSURANCE LIFE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF

CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

	2022	2021	2020
Operations
Premiums collected net of reinsurance	$84,173	$ (176,482)	$183,056
Net investment income received	281,557	283,225	281,358
Miscellaneous income received (loss paid)	26,091	(157,342)	(7,190)
Benefits and losses paid	(315,379)	(308,320)	(423,325)
Net transfers from separate accounts	20,833	59,108	32,852
Commissions and expenses paid	(186,225)	(88,410)	(62,232)
Dividends paid to policyholders	(13)	(45)	(31)
Federal income taxes received (paid)	(7,748)	305,036	(36,244)
Net cash provided by (used in) operations	(96,711)	(83,230)	(31,756)
Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	2,763,802	964,765	1,186,898
Stocks	21,582	340,582	134,165
Mortgage loans on real estate	96,257	208,498	118,853
Other invested assets	8,659	306,304	46,196
Net gains (losses) on cash, cash equivalents and short-term investments	-	2	(193)
Miscellaneous proceeds	-	7,268	-
Total investment proceeds	2,890,300	1,827,419	1,485,919
Cost of investments acquired:
Bonds	2,547,620	1,896,579	1,135,313
Stocks	52,168	126,407	189,682
Mortgage loans on real estate	59,022	22,560	22,883
Other invested assets	96,348	175,619	67,164
Miscellaneous applications	20,213	-	7,427
Total cost of investments acquired	2,775,371	2,221,165	1,422,469
Increase (decrease) in policy loans	(1,480)	(2,699)	(1,831)
Net cash provided by (used in) investment activities	116,409	(391,047)	65,281
Financing and miscellaneous activities
Capital and paid in surplus	(74,000)	660,000	-
Net inflow (withdrawal) on deposit type contracts	481	(34,900)	(46,542)
Other cash provided (applied)	(1,159)	(124,493)	(75,257)
Net cash provided by (used in) financing and miscellaneous activities	(74,678)	500,607	(121,799)
Net increase (decrease) in cash, cash equivalents and short-term investments	(54,980)	26,330	(88,274)
Cash, cash equivalents and short-term investments
Beginning of year	174,128	147,798	236,072
End of year	$119,148	$174,128	$147,798
Cash flow information for non-cash transactions

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WILTON REASSURANCE LIFE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF

CASH FLOWS
 (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

	2022	2021	2020
Exchanges of invested assets reported as purchases and sales	$96,588	$44,408	$117,285
Investment reclassifications	5,705	-	-
Unamortized reinsurance gain	2,105	12,598	-
Write off unrecoverable tax asset	590	-	-
Prepaid reinsurance	55	-	-
Initial reinsurance transfer - considerations	-	4,048,954	-
Reclass of negative unassigned surplus to gross paid in capital	-	585,153	-
Initial reinsurance transfer - deposit type contracts	-	277,869	-
Assets transferred to former parent	-	256,274	-
IMR sold	-	17,685	-
Initial reinsurance transfer - contract loans	-	17,159	-
Reinvestment of non-cash distributions from other invested assets	-	2,498	3,289
Income from other invested assets	-	606	12,585
Change in receivable from securities sold	-	207	149,917
Stock dividends received	-	8	15
Stock distributions - a return of capital	-	5	3
Change in payable for securities acquired	-	-	712

See accompanying notes to statutory-basis financial statements.
7

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

1.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES
Organization
Wilton Reassurance Life Company of New York (the Company or WRNY) is a stock life insurance company organized in 1955 under the laws of the State of New York. The Company is licensed in all 50 states, the District of Columbia and the U.S. Virgin Islands, although, historically, its marketing efforts were concentrated in the State of New York. The Company has no employees and writes no new primary insurance policies. Existing inforce product lines include traditional, interest-sensitive, and variable life insurance, voluntary accident and health insurance products, and deferred fixed, immediate fixed and variable annuities.
The Company is a wholly owned subsidiary of Wilton Reassurance Company (WRAC) which, in turn is a wholly owned subsidiary of Wilton Re U.S. Holdings, Inc., a Delaware corporation (Wilton Re U.S.). All but a de minimis portion of the economic interests and 100% of the voting interests of Wilton Re U.S. are held or controlled by Wilton Re U.S. Holdings Trust, an Ontario trust (the Wilton Re Trust). In turn, all economic interests associated with the Wilton Re Trust accrue to Wilton Re Ltd. (WRL), a non-insurance holding company registered in Nova Scotia, Canada. WRL is deemed the ultimate parent corporation in the Company’s holding company system.
The Company is party to a services agreement (the Services Agreement) with its affiliate, Wilton Re Services, Inc. (Wilton Re Services), pursuant to which Wilton Re Services provides certain accounting, actuarial and administrative services.
Acquisition
On March 29, 2021, WRAC entered into a Stock Purchase Agreement (Purchase Agreement) with Allstate Life Insurance Company (ALIC), Allstate Insurance Company (AIC), Allstate Financial Insurance Holdings Corporation (AFIHC), and Allstate Insurance Holdings, LLC (AIH) to acquire the Allstate Life Insurance Company of New York (ALICNY), a wholly owned subsidiary of ALIC domiciled in New York, and Intramerica Life Insurance Company (Intramerica), a wholly owned subsidiary of AFIHC domiciled in New York (the Acquisition).
In September 2021, ALICNY’s Board of Directors authorized up to 175,000 of new shares of common capital stock. Under the terms of the Purchase Agreement, immediately prior to the consummation of the sale of ALICNY, ALICNY issued 87,936 of the newly issued shares to AIH in exchange for $660,000 in cash.
As of September 30, 2021, necessary state regulatory approvals were received and on October 1, 2021, the Acquisition closed and WRAC became the parent of ALICNY and Intramerica.
Immediately following the Acquisition and prior to the Merger described below, ALICNY restated its gross paid-in and contributed surplus and unassigned funds (surplus) by $585,153 under a quasi-reorganization (National Association of Insurance Commissioners’ (NAIC) Statement of Statutory Accounting Principles No. 72, Surplus and Quasi-Reorganizations).
Statutory Merger
After receiving all regulatory approvals, effective November 1, 2021, ALICNY and Intramerica merged with and into the Company with the Company being the surviving company to the merger (the Merger).

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WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

1.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (continued)
In accordance with the Statements of Statutory Accounting Principles (SSAP) No. 68, Combinations and Goodwill, the Merger was accounted for as a statutory merger. No shares of stock were issued in the transaction. Outstanding shares of ALICNY and Intramerica stock were retired. No adjustments were made directly to the surplus of the Company as a result of the Merger.
In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors, all amounts previously reported as of December 31, 2020, and for the year ended December 31, 2020, have been restated to reflect the Merger. Pre-merger unaudited separate company premiums and other revenues, net gain (loss), and other surplus adjustments for the nine months ended September 30, 2021, and total surplus as of September 30, 2021, are presented below, along with subsequent changes resulting from transactions relating to the Acquisition:
		Premiums and other revenues	Net gain (loss)	Other surplus changes	Total Surplus
Reported at September 30, 2021
ALICNY		$283,987	$209,274	$(6,459)	$758,666
Intramerica		455	176	(18)	10,891
WRNY		46,443	11,341	(1,693)	90,870
Reported total		330,885	220,791	(8,170)	860,427
Transactions effective October 1, 2021
Share issuance	1	-	-	660,000	660,000
Voluntary benefits reinsurance	2	(35,612)	640	12,814	13,454
Other reinsurance	2	4,600	(579)	(52)	(631)
Stop Loss termination	2	-	(1,301,378)	-	(1,301,378)
Reinsurance to WRAC	2	(4,291,347)	200,619	-	200,619
Tax effect of transactions		-	(20,663)	(88,198)	(108,861)
Transaction total		(4,322,359)	(1,121,361)	584,564	(536,797)
Total Company		$(3,991,474)	$(900,570)	$576,394	$323,630

1See Note 7 - Capital and Surplus for further details
2
See Note 5 - Reinsurance for further details
Use of Estimates
The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.
The Company is subject to the risk that interest rates will change and cause changes in investment prepayments and decreases in the value of its investments. Policyholder persistency is also affected by changes in interest rates. To the extent that fluctuations in interest rates cause mismatches in the asset and liability cash flows, the Company may have to sell assets prior to their maturity and realize a loss.

9

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

1.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (continued)
Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (the Department). Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.
The Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law. The NAIC Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of New York.
The Department’s Insurance Regulation 172 requires the Company to record a write-in asset related to the gross premiums for reinsurance paid beyond the paid-to date of the underlying policy at the balance sheet date. These amounts would be refunded to the Company by the reinsurer in the event of policy termination.
In 2021, the Department granted the Company a one-year waiver in performing Principals Based Reserving according to Insurance Regulation 213 with interest, mortality and other assumptions applied in compliance with statutory regulations, for the following policies:
•
Certain guaranteed term policies issued on or after May 13, 2019, and all guaranteed term policies issued on or after October 1, 2019
•
Certain universal life and whole life policies issued on or after October 1, 2019
•
All remaining life policies issued on or after January 1, 2020
A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of New York is shown below:
	2022	2021	2020
Net gain (loss)
State of New York basis	$42,695	$(931,231)	$(77,562)
State prescribed practices that increase/(decrease) NAIC SAP:
Premiums	458	(232)	34
Commissions and expense allowances on reinsurance ceded	-	(574)	(70)
Other revenues-net	55	1,390	33
(Increase) decrease in loading on deferred and uncollected premiums	(732)	(181)	(105)
State permitted practices that increase/(decrease) NAIC SAP:
Change in life, annuity and accident & health reserves	(562)	562	-
Net gain (loss), NAIC SAP	$41,914	$(930,266)	$(77,670)
Statutory capital and surplus
State of New York basis	$289,433	$327,616
State prescribed practices that increase/(decrease) NAIC SAP:
Deferred and uncollected life premiums	9,299	9,572

10

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

1.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (continued)
	2022	2021	2020
Other assets	(2,597)	(2,652)
State permitted practices that increase/(decrease) NAIC SAP:
Life, annuity and accident & health reserves	-	562
Statutory capital and surplus, NAIC SAP	$296,135	$335,098
The accounting practices prescribed or permitted by the Department differs in certain respects from GAAP and the differences are not reasonably determinable but are presumed to be material. The important accounting practices prescribed by the Department and the more significant variances from GAAP are:
Investments
Investments in bonds and preferred stocks are reported at amortized cost or fair value based on their NAIC rating; for GAAP, such fixed maturity investments are designated at purchase as trading and reported at fair value, with unrealized holding gains and losses reported in operations. Fair value for statutory purposes, as with GAAP, is based on quoted market prices while the fair value of private placements and credit tenant loans is obtained from independent third-party dealers.
For statutory purposes, all securities that represent beneficial interests in securitized assets (e.g., mortgage-backed securities and asset backed securities), are adjusted using the retrospective method when there is a change in estimated future cash flows. For loan-backed or structured securities if it is determined that an other-than-temporary credit impairment has occurred, the amortized cost basis of the security is written down to the present value of estimated future cash flows discounted using the effective interest rate inherent in the security. For all other investments in bonds and stocks, the retrospective method is used. If it is determined that a decline in fair value is other than temporary or the Company has the intent to sell, the cost basis of the security is written down to fair value. For GAAP, no other-than-temporary impairments are recognized as all securities are recorded at fair value with changes in fair value reported as unrealized gains and losses in operations.
Valuation Reserves
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to expected maturity of the securities sold. That net deferral is recorded by the Company as the interest maintenance reserve (IMR) in the statutory-basis balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold. Furthermore, under GAAP, to the extent that unrealized gains on fixed income securities supporting payout annuity contracts would result in a premium deficiency if those gains were realized, a related increase in insurance reserves for future policy benefits is recorded, net of tax, as a reduction of net unrealized gains.

11

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

1.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (continued)
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.
Value of Business Acquired (VOBA)
Excess statutory reserves assumed over the fair value of assets transferred in connection with the acquisition of blocks of business via reinsurance transactions is expensed. For GAAP, an intangible asset referred to as VOBA is established representing the contractual right to receive future profits from the acquired insurance policies or reinsurance contracts. The Company amortizes VOBA in proportion to premiums for traditional life products and in proportion to estimated gross profits (EGPs) for interest sensitive life products. The EGPs and related amortization of VOBA for interest sensitive life products are updated (unlocked) periodically to reflect revised assumptions for lapses, mortality, and investment earnings. The Company performs periodic tests to establish that VOBA associated with traditional life products remains recoverable, and if financial performance significantly deteriorates to the point where VOBA is not recoverable, a cumulative charge to current operations will be recorded.
Nonadmitted Assets
Certain assets designated as “nonadmitted,” principally past-due agents’ balances, deferred taxes, and other assets not specifically identified as admitted assets within the NAIC Accounting Practices and Procedures Manual, are excluded from the statutory-basis balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent these assets are not impaired.
Separate Accounts
Insurance activities of the Company’s separate accounts such as underwriting and contract administration, premium collection and payment of premium taxes, claims and benefits are accounted for as transactions of the general account. Under GAAP, separate accounts that meet the requirements for separate account presentation are presented as a single line item on the balance sheet and statement of operations of the general account. Those that do not meet the separate account definition are accounted for along with similar line items of the balance sheet and statement of operations of the general account.
Universal Life and Annuity Policies
Revenues for universal life and annuity policies with mortality risk consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits expenses would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Life and Annuity Reserves
Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

12

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

1.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (continued)
Reinsurance
A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets, as would be required under GAAP.
Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs, as would be required under GAAP.
Funds Held
Funds held represents amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a funds held basis, assets equal to the net statutory reserves are withheld and legally owned by the ceding company. Net investment income includes the interest income earned on these assets and funds held interest ceded includes the portion due the assuming company at rates defined by the treaty terms.
Under GAAP, the Company accounts for the embedded derivatives in funds withheld contracts as total return swaps. Accordingly, the value of the derivative is equal to the gain or loss on the funds held portfolio associated with each agreement. Changes in the fair value of the embedded derivatives are reflected in the statements of operations. The embedded derivatives are not recognized on a statutory basis.
Deferred Income Taxes
The recoverability of deferred tax assets is evaluated and when considered necessary, a statutory valuation allowance is established to reduce the gross deferred tax asset to an amount which is more likely than not to be realized. Adjusted gross deferred tax assets are admitted in an amount equal to the sum of: (a) federal income taxes paid in prior years that can be recovered through loss carry-backs for existing temporary differences not to exceed three years from the balance sheet date; (b) the lesser of: (i) the remaining gross deferred tax assets expected to be realized in a timeframe consistent with NAIC standards; or (ii) a percentage of surplus consistent with NAIC standards, excluding any net deferred tax assets, electronic data processing (EDP) equipment and operating software; and (c) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are non-admitted.
Under GAAP, state taxes are included in the computation of deferred taxes and a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.
Initial Accounting for Closed Block Reinsurance Transactions
For statutory reporting, initial balances are recorded with offsets to the statutory-basis statements of operations, and any considerations received (paid) are recorded as life and annuity premiums. Under GAAP, initial balances are recorded with no offset to the statements of operations.

13

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

1.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (continued)
Statements of Cash Flows
Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with maturities at acquisition of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with maturities at acquisition of three months or less.
Other significant statutory accounting practices are as follows:
Investments
Bonds, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
•
Bonds not backed by other loans are stated at amortized cost using the interest (constant yield) method. Bonds that are in or near default are stated at fair value. For other-than-temporary impairments, the cost basis of the bond is written down to fair value as a new cost basis and the amount of the write down is accounted for as a realized loss.
•
Mortgage-backed/asset-backed securities (RMBS/ABS) are valued at amortized cost using the interest (constant yield) method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.
•
Common stocks are valued at fair value.
•
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value. Perpetual preferred stocks are reported at fair value, not to exceed any stated call price. There are no restrictions on common or preferred stock.
•
Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.
•
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.
The Company has surplus debentures, which are classified as other invested assets on the statutory-basis balance sheets. Surplus debentures are similar to corporate securities but are subordinated obligations of insurance companies and may be subject to restrictions by the insurance commissioners. Surplus debentures rated by an NAIC accepted credit rating provider (CRP) with a designation of NAIC 1 or NAIC 2 are reported at amortized cost. All others are reported at the lower of amortized cost or fair value.
Mortgage Loans on real estate are stated at their aggregate unpaid balances, excluding accrued interest.
The Company has minority ownership investments in limited partnerships, which are classified as other invested assets on the statutory-basis balance sheets. The Company values these interests based on its proportionate share of the underlying audited GAAP equity of the investee or, if audited GAAP basis financial statements are not available for the investee, may be recorded based on the underlying audited U.S. tax basis equity, in accordance with SSAP No. 48—Joint Ventures, Partnerships and Limited Liability

14

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

1.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (continued)
Companies. The investment is recorded at cost, plus subsequent capital contributions, and adjusted for the Company’s share of the investee’s audited GAAP basis earnings or losses and other equity adjustments, less distributions received. Distributions are recognized in net investment income to the extent they are not in excess of the undistributed accumulated earnings attributed to the investee. Distributions in excess of the undistributed accumulated earnings reduce the Company’s basis in the investment.
Policy loans are reported at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rates.
Realized capital gains and losses are determined using the first in first out (FIFO) method.
Changes in admitted asset carrying amounts are credited or charged directly to unassigned surplus, net of taxes.
Derivative financial instruments
Derivative financial instruments include foreign currency forward contracts, futures contracts, interest rate cap agreements and index option contracts. When derivatives meet specific criteria, they may be designated as accounting hedges, which means they may be accounted for and reported on in a manner that is consistent with the hedged asset or liability. Derivatives that are not designated as accounting hedges are accounted for on a fair value basis, with changes in fair value recorded as unrealized capital gains or losses in unassigned surplus. The determination of the AVR and IMR impact of realized capital gains and losses on derivatives is based on how the realized capital gains and losses of the underlying asset is reported. Derivatives are classified as other invested assets or other liabilities on the statutory-basis balance sheets. The Company’s accounting policy for the various types of derivative instruments is discussed further in Note 3.
Premiums and Related Costs
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, also are recognized as revenue when due. Premiums for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting. Premiums for all single and flexible premium life insurance and annuity products are recognized as revenue when collected. Commissions and other costs applicable to the acquisition of policies are charged to operations as incurred.
Benefits
Life, annuity, and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that are intended to provide, in the aggregate, reserves that are greater than or equal to the minimum amounts required by the Department. Where the Company employs mean reserving, the Company waives the deduction of deferred fractional premiums on the death of life and annuity policy insureds. The Company returns any unearned premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves.

15

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

1.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (continued)
The liability for future policy benefits provides amounts adequate to discharge estimated future obligations on policies in force. Reserves for life policies are computed principally by the Net Level Reserve Method and the Commissioners’ Reserve Valuation Method using interest rates (2.25% to 6.00%) and mortality assumptions (Commissioners’ Standard Ordinary mortality tables, 1941, 1958, 1980, 2001 and 2017) as prescribed by regulatory authorities.
The Company typically uses interpolated terminal reserves to adjust the calculated terminal reserve to the appropriate reserve. Interpolated terminal reserves are determined by interpolating between the appropriate terminal reserves and adding the fractional portion of the valuation net premium from the valuation date to the policyholder’s next premium due date. The Company may also use mean reserving if the valuation has not been transferred from the acquired company’s valuation. When this method is used, reserves are calculated by assuming premiums are collected annually. To the extent that premiums are collected more frequently, a deferred premium asset is recorded.
The Company charges extra premiums for substandard lives, either as a table rating or as a flat extra premium. For substandard table ratings, both premiums and valuation mortality rates are multiplied by a fixed percentage that ranges from 125% to 500% of standard mortality rates. For flat extra premiums, reserves are increased by the unearned portion of the annual flat extra premium received.
The Company establishes additional reserves when the results of the annual asset adequacy analysis indicate the need for such reserves. The Company maintained net asset adequacy reserves of $137,000 and $127,000 at December 31, 2022 and 2021, respectively. The change in this reserve, included in the statutory-basis statements of operations, was an increase of $10,000, a decrease of $148,550, and an increase of $113,533 for 2022, 2021, and 2020, respectively, which was recorded in change in life, annuity and accident & health reserves.
As of December 31, 2022 and 2021, reserves of $51,503 and $53,849, respectively, were recorded on inforce amounts of $2,119,838 and $2,315,337, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation.
Tabular interest has been determined by formula as described in the Annual Statement Instructions, adjusted to reflect fractional years of interest for material reinsurance transactions. The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balance less applicable surrender charges.
Claim Reserves
Policy and contract claims are amounts due on claims, which were incurred as of December 31, but have not yet been paid. The accrual has two components: 1) claims in process of settlement as of December 31 and 2) claims not yet reported but estimable based on historical trend review of the claims reported after December 31 relating to claims incurred as of December 31.
Claims in the contestable period are reported at their full-face value.

16

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

1.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (continued)
Federal Income Taxes
Federal income taxes are charged or credited to operations based on amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted tax rates and laws, subject to certain limitations and are recorded in surplus.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
2.   INVESTMENTS
Fair Values
The carrying value, fair value and related unrealized gains and losses of the Company’s investments in bonds are summarized as:
At December 31, 2022	Carrying Value	Gross Unrealized		Fair Value
		Gains	Losses
U.S. government and agencies	$505,423	$2,183	$(100,616)	$406,990
State and political subdivisions	467,388	26,548	(24,235)	469,701
Foreign sovereign	4,986	134	(303)	4,817
Corporate securities	3,755,066	23,796	(534,968)	3,243,894
Residential mortgage-backed securities	237,575	402	(52,498)	185,479
Commercial mortgage-backed securities	137,331	187	(22,203)	115,315
Asset backed securities	249,637	1,051	(26,720)	223,968
Collateralized debt obligations	154,610	395	(18,515)	136,490
Total Bonds	$5,512,016	$54,696	$(780,058)	$4,786,654

At December 31, 2021	Carrying Value	Gross Unrealized		Fair Value
		Gains	Losses
U.S. government and agencies	$1,015,300	$21,439	$(5,898)	$1,030,841
State and political subdivisions	468,643	135,737	(141)	604,239
Foreign sovereign	31,384	2,672	-	34,056
Corporate securities	3,938,584	323,551	(25,479)	4,236,656
Residential mortgage-backed securities	79,428	4,747	(185)	83,990
Commercial mortgage-backed securities	46,874	3,488	(129)	50,233
Asset backed securities	126,547	7,811	(1,762)	132,596
Collateralized debt obligations	131,542	2,265	(2,886)	130,921
Total Bonds	$5,838,302	$501,710	$(36,480)	$6,303,532

17

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

2.  INVESTMENTS (continued)
Unrealized Losses
The following table shows gross unrealized losses and fair values of bonds, preferred and common stocks in an unrealized loss position at the balance sheet date, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.
At December 31, 2022	Less Than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
U.S. government and agencies	$382,908	$(100,545)	$847	$(71)	$383,755	$(100,616)
State and Political Subdivisions	134,751	(21,932)	7,227	(2,303)	141,978	(24,235)
Foreign Sovereign	4,162	(303)	-	-	4,162	(303)
Corporate securities	2,536,961	(410,178)	338,601	(124,790)	2,875,562	(534,968)
Residential mortgage-backed securities	173,415	(48,741)	4,671	(3,757)	178,086	(52,498)
Commercial mortgage-backed securities	106,741	(21,581)	2,876	(622)	109,617	(22,203)
Asset backed securities	179,031	(22,147)	22,085	(4,573)	201,116	(26,720)
Collateralized debt obligations	78,160	(9,269)	53,407	(9,246)	131,567	(18,515)
Total bonds	3,596,129	(634,696)	429,714	(145,362)	4,025,843	(780,058)
Preferred stocks	97,726	(22,320)	1,386	(436)	99,112	(22,756)
Total	$3,693,855	$(657,016)	$431,100	$(145,798)	$4,124,955	$(802,814)

At December 31, 2021	Less Than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
U.S. government and agencies	$542,572	$(5,898)	$-	$-	$542,572	$(5,898)
State and Political Subdivisions	16,269	(141)	-	-	16,269	(141)
Corporate securities	596,080	(15,735)	120,491	(9,744)	716,571	(25,479)
Residential mortgage-backed securities	8,009	(145)	76	(40)	8,085	(185)
Commercial mortgage-backed securities	3,476	(21)	93	(108)	3,569	(129)
Asset backed securities	32,003	(427)	10,221	(1,335)	42,224	(1,762)
Collateralized debt obligations	22,555	(142)	43,155	(2,744)	65,710	(2,886)
Total bonds	1,220,964	(22,509)	174,036	(13,971)	1,395,000	(36,480)
Preferred stocks	4,905	(67)	608	(68)	5,513	(135)
Total	$1,225,869	$(22,576)	$174,644	$(14,039)	$1,400,513	$(36,615)

18

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

2.  INVESTMENTS (continued)
Management regularly reviews (at least quarterly) the value of the Company’s investments. If the value of any investment falls below its cost basis, the decline is analyzed to determine whether it is an other-than-temporary decline in value. To make this determination for each security, the following is considered:
•
The length of time and extent to which the fair value has been below its cost;
•
The financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations or earnings potential;
•
Management’s intent and ability to hold the security long enough for it to recover its value;
•
Valuation guidelines expressed in the applicable SSAPs;
•
Any downgrades of the security by a rating agency; and
•
Any reduction or elimination of dividends, or nonpayment of scheduled interest payments.
Based on that analysis, management makes a judgment as to whether the loss is other-than-temporary. If the loss is other-than-temporary, an impairment charge is recorded within net realized capital gains (losses) in the statutory-basis statements of operations in the period the determination is made.
The Company recognized other-than-temporary impairments for the years ended December 31 as follows:
	2022	2021	2020
Bonds	$1,580	$800	$889
Common stocks	-	-	11,003
Preferred stocks	-	-	54
Other invested assets	-	-	6,088
Total	$1,580	$800	$18,034
Schedule of Maturities
A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2022, by contractual maturity, is as follows:
	Carrying Value	Fair Value
Due in one year or less	$70,727	$70,430
Due after one year through five years	678,062	651,440
Due after five years through ten years	1,128,753	1,010,341
Due after ten years through twenty years	981,796	888,392
Due after twenty years	1,873,525	1,504,799
Residential Mortgage-Backed Securities	237,575	185,479
Commercial Mortgage-Backed Securities	137,331	115,315
Asset-backed securities	249,637	223,968
Collateralized debt obligations	154,610	136,490
Total	$5,512,016	$4,786,654

19

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

2.  INVESTMENTS (continued)
The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.
Mortgage Loans on Real Estate
The Company’s commercial mortgage loan (CML) portfolio is collateralized by a variety of commercial real estate property types located across the United States. The following table shows the geographic distribution of the commercial real estate exceeding 5% of the CML portfolio as of December 31:
Percentage of Loan Portfolio Carrying Value	2022	2021
California	21.8%	20.3%
New Jersey	16.9	16.1
Utah	15.9	15.0
New York	12.2	-
Oregon	8.0	7.4
Washington	5.4	5.0
Texas	5.2	16.4
Arizona	-	6.3
The types of properties collateralizing the CMLs as of December 31, 2022 and 2021, are as follows:
Percentage of Loan Portfolio Carrying Value	2022	2021
Office buildings	29.4%	28.1%
Retail	23.6	25.9
Other	18.6	4.2
Multi-family	15.5	29.6
Industrial	12.4	11.7
Lodging	0.5	0.5
Total	100.0%	100.0%
The maximum percentage of any one loan to the value of security at December 31, 2022, exclusive of insured, guaranteed, or purchase money mortgages, was 75.8%.
The contractual maturities of the CML portfolio as of December 31, 2022, are as follows:
	Carrying Value	Percent
2023	$26,139	6.2%
2024	-	-
2025	185,099	44.1
2026	51,090	12.2
2027	7,692	1.8
Thereafter	149,691	35.7
Total	$419,711	100.0%
Three new commercial mortgage loans were originated in 2022. Fire insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over maximum loan which would be permitted by law on the land without the buildings. The Company’s recorded investment in

20

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

2.  INVESTMENTS (continued)
mortgage loans totaled $419,711 and $461,111 as of December 31, 2022 and 2021, respectively, and consisted entirely of loans classified as “mortgage loans on real estate”. No interest rates were reduced on outstanding mortgage loans during 2022, 2021, and 2020. During 2022, 2021 and 2020, the Company incurred no impairments on mortgage loans.
The Company’s CML portfolio has been classified based on NAIC commercial mortgage loan ratings which are calculated based on loan-to-value and debt service coverage. The rating system classifies loans into the following categories: CM1, CM2, CM3, CM4, CM5, CM6 and CM7 with those rated CM1 having the highest ratings. Commercial mortgage loans rated CM1 though CM5 are performing. Commercial mortgage loans rated CM6 and CM7 are not performing. Classification of the Company’s mortgage loan portfolio as of December 31, 2022 is shown in the table below:
	Carrying Value	Percent
CM1—Very good	$267,359	63.7%
CM2—Good	152,352	36.3
CM3—Acceptable	-	-
CM4—Potential weakness	-	-
CM5—Severe weakness	-	-
CM6—90+ days delinquent	-	-
CM7—In process of foreclosure	-	-
Total mortgage loans on real estate	$419,711	100%
Separately from the above designations, at least annually, the Company’s management evaluates various metrics of each loan, including, but not limited to, payment history, loan to value, debt service coverage, vacancy, and location. The portfolio is also reviewed for other-than-temporary impairments quarterly.
At December 31, 2022, the Company’s mortgage loan balances are classified as current.
Restricted Assets
Restricted assets (including pledged) consisted of the following as of December 31:
Restricted Asset Category	2022
	Total Admitted from Prior Year	Increase / (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Assets
Collateral held under security lending agreements	$ -	$ -	$ -	-%	-%
Letter stock or securities restricted as to sale -
excluding FHLB capital stock	-	-	-	-	-
On deposit with states	13,551	(2,337)	11,214	0.2	0.2
Collateral pledged for derivatives	-	-	-	-	-
Total restricted assets	$13,551	$ (2,337)	$11,214	0.2%	0.2%

21

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

2.  INVESTMENTS (continued)
Restricted Asset Category	2021
	Total Admitted from Prior Year	Increase / (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Assets
Collateral held under security lending agreements	$76,033	$ (76,033)	$ -	- %	- %
Letter stock or securities restricted as to sale -
excluding FHLB capital stock	3,289	(3,289)	-	-	-
On deposit with states	13,541	10	13,551	0.2	0.2
Collateral pledged for derivatives	646	(646)	-	-	-
Total restricted assets	$93,509	$ (79,958)	$13,551	0.2%	0.2%
Net Investment Income
Major categories of the Company’s net investment income are summarized as follows:
	Year Ended December 31
	2022	2021	2020
Investment income:
Bonds	$247,683	$215,468	$220,458
Preferred stocks	6,267	2,589	2,463
Common stocks	915	3,059	3,084
Commercial mortgage loans	15,569	25,597	34,063
Policy loans	1,917	2,750	3,293
Other invested assets	40,234	57,192	53,369
Derivatives	(1,782)	29	857
Cash, cash equivalents and short-term investments	1,471	177	1,718
Total investment income	312,274	306,861	319,305
Investment expenses	8,477	10,777	10,581
Net investment income	$303,797	$296,084	$308,724
Net Realized Gains and Losses
Net realized capital gains and losses from investment securities including calls consisted of the following:
	Year Ended December 31
	2022	2021	2020
Bonds:
Gross realized capital gains	$27,769	$27,495	$22,790
Gross realized capital losses	(135,106)	(4,993)	(6,883)
Total bonds	(107,337)	22,502	15,907
Preferred stocks:

22

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

2.  INVESTMENTS (continued)
	Year Ended December 31
	2022	2021	2020
Gross realized capital gains	94	1,017	915
Gross realized capital losses	(1,212)	(187)	(366)
Total preferred stocks	(1,118)	830	549
Common stocks:
Gross realized capital gains	3	110,196	6,277
Gross realized capital losses	-	(4,072)	(20,717)
Total common stocks	3	106,124	(14,440)
Commercial mortgage loans
Gross realized capital gains	1	17,568	22
Gross realized capital losses	(1)	(1,185)	(4,288)
Total commercial mortgage loans	-	16,383	(4,266)
Other invested assets
Gross realized capital gains	595	97,770	$5
Gross realized capital losses	(12)	(31,349)	(6,023)
Total other invested assets	583	66,421	(6,018)
Derivatives
Gross realized capital gains	-	-	903
Gross realized capital losses	-	(242)	(623)
Total derivatives	-	(242)	280
Cash, cash equivalents and short-term investments
Gross realized capital gains	479	49	12
Gross realized capital losses	(523)	(50)	(204)
Total cash, cash equivalents and short-term investments	(44)	(1)	(192)
Realized capital gains (losses) before federal income taxes and transfer to IMR	(107,913)	212,017	(8,180)
Amount transferred to IMR	79,889	(30,846)	(11,101)
Federal income tax expense	19,678	(43,106)	1,343
Net realized capital gains (losses)	$ (8,346)	$138,065	$(17,938)
Proceeds from the sales of bonds were $2,521,199, $571,966, and $635,000 in 2022, 2021, and 2020, respectively. Gross gains of $27,769, $27,495, and $21,000 and gross losses of $133,527, $4,193, and $5,000 were realized on sales of bonds in 2022, 2021, and 2020, respectively.
Credit Risk Concentration
The Company had investments in 27 corporate entities that exceeded 10% of capital and surplus at December 31, 2022.

23

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

3.  DERIVATIVE INSTRUMENTS
Derivative financial instruments utilized by the Company during 2022 included index option contracts. Derivative financial instruments utilized by the Company during 2021 included foreign currency forward contracts, interest rate cap agreements, and index option contracts. The Company uses derivatives for risk reduction. Risk reduction activity is focused on managing the risks with certain assets and liabilities arising from the potential adverse impacts from changes in risk-free interest rates, changes in equity market valuations, and foreign currency fluctuations. All of the Company’s derivatives are evaluated for their ongoing effectiveness as either accounting hedge or non-accounting hedge derivative financial instrument on at least a quarterly basis. The Company does not use derivatives for speculative purposes.
The following tables summarize the notional amount, fair value and statement value of the Company’s derivative financial instruments, including those with off-balance-sheet risk as of December 31:
	2022
	Notional Amount		Fair Value		Carrying Value
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Options	$69,590	$74,078	$3,762	$2,223	$3,762	$2,223
Total	$69,590	$74,078	$3,762	$2,223	$3,762	$2,223

	2021
	Notional Amount		Fair Value		Carrying Value
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Options	$50,485	$53,688	$7,166	$4,698	$7,166	$4,698
Total	$50,485	$53,688	$7,166	$4,698	$7,166	$4,698
The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential gain or loss on these agreements.
Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company’s senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.
Counterparty credit exposure represents the Company’s potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the statement value of over-the-counter derivative contracts with a positive statement value at the reporting date.
The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements and obtaining collateral where appropriate. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance. Other derivatives, including futures and certain option contracts, are traded on organized exchanges, which require margin deposits and guarantee the execution of trades, thereby mitigating any potential credit risk.

24

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

3.  DERIVATIVE INSTRUMENTS (continued)
Options
Index option contracts provide returns at specified or optional dates based on a specified equity index applied to the option’s notional amount. When the Company purchases and writes (sells) option contracts at specific prices, a premium is calculated for the right, but not the obligation, to buy/sell the value of an underlying index at a stated price on or before the expiration date of the option. The amount of premium calculated is based on the number of contracts purchased/sold, the specified price and the maturity date of the contract. Premiums are paid or received in cash at either the inception of the purchase/sale of the contract or throughout the life of the contract depending on the agreement with the counterparties and brokers. If the option is exercised, the Company receives/pays cash equal to the product of the number of contracts and the specified price in the contract (strike price). Purchased and written put and call index option contracts are cash settled upon exercise. If the options are not exercised, then no additional cash is exchanged when the contract expires. Premiums incurred when purchasing option contracts are reported as a derivative asset and premiums received when writing option contracts are reported as a derivative liability. Purchased and written option contracts are used for replication purposes.
The Company purchases and writes option contracts to hedge the equity exposure contained in equity indexed life product contracts that offer equity returns to contractholders. The purchased and written option contracts are accounted for as fair value hedges. The change in the fair value of purchased/written option contracts is reported as net investment income, with an adjustment to derivative assets/liabilities. The gain or loss on the cash settled exercise of a purchased/written index option contract is reported in net investment income. If the purchased/written option contract expires without being exercised, the premiums paid/received are reported in net investment income and the corresponding asset/liability previously recorded is reversed. The Company entered into option contracts which required the payment/receipt of premiums at either the inception of the contract or throughout the life of the contract, depending on the agreement with counterparties and brokers.
In general, the collateral pledged by the Company is in the custody of a counterparty or an exchange. However, the Company has access to this collateral at any time, subject to replacement. For certain exchange traded derivatives, margin deposits are required as well as daily cash settlements of margin accounts. As of December 31, 2022 and 2021, the Company didn’t pledge any securities in the form of margin deposits.
The Company pledges or obtains collateral for over-the-counter derivative transactions when certain predetermined exposure limits are exceeded. As of December 31, 2022 and 2021, counterparties didn’t pledge any cash collateral to the Company, and the Company didn’t pledge any cash to counterparties.
4.   FAIR VALUES
The following methods and assumptions were used by the Company in estimating the fair value of financial instruments in the statutory-basis financial statements and notes thereto:
Cash, Cash Equivalents, and Short-Term Investments
The carrying amounts reported in the statutory-basis balance sheets for these financial instruments approximate their fair values.

25

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

4.  FAIR VALUES (continued)
Derivatives
Free-standing exchange listed derivatives that are not actively traded are valued based on quoted prices for identical or similar instruments in markets that are active. Over-the-counter derivatives, including foreign currency forward contracts, are valued using models that rely on inputs such as interest rate yield curves, implied volatilities, currency rates and credit spreads that are observable for substantially the full term of the contract.
Investment Securities
Fair values for bonds, preferred and common stocks are based on market prices, or in the absence of published unit prices, or when amortized cost is used as the unit price, quoted market prices by other third-party organizations, where available. In some cases, such as private placements and certain mortgage-backed and asset backed securities, fair values are based on discounted expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.
Certain investments are measured utilizing net asset value (NAV) as a practical expedient to determine fair value. Common stock measured and reported at NAV are generally not redeemable with the issuing corporation and cannot be sold without approval of the managing members. Certain preferred stocks, which do not have readily determinable fair values, and are investments in investment companies are measured utilizing NAV as a practical expedient
Commercial Mortgage Loans
Fair values were determined by discounting expected cash flows based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics were aggregated in the calculations.
Other Invested Assets
Other invested assets are comprised of surplus debentures, residual equity tranches of certain LLC investments, and collateral loans. Surplus debentures are similar to corporate securities. The fair values of surplus debentures are primarily based on prices obtained from independent pricing services or may be obtained from independent third-party dealers in the absence of quoted market prices. Collateral loans are valued at the lesser of par or recovery value. Collateral loans may also have an equity component as part of the funding vehicle structure. For the residual equity tranches, expected cash flows to the equity component are valued using a net present value calculation. The discount rates are internal rates of return that are calibrated to reflect market conditions and company-specific risks.
Separate Accounts
The fair value of the assets of the Separate Accounts in Level 1 are based on actively traded mutual funds that have daily quoted net asset values that are readily determinable for identical assets the Company can access.
Modified guaranteed annuity (MGA) products, in Level 2, may be supported by corporate bonds, including those that are privately placed, RMBS, ABS and cash equivalents. The primary inputs to the valuation for public corporate bonds and cash equivalents include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, and credit spreads. Privately placed corporate bonds are valued using a discounted cash flow model that uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The

26

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

4.  FAIR VALUES (continued)
primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer. The primary inputs to the valuation for RMBS and ABS include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance, and credit spreads. Certain ABS are valued based on non-binding broker quotes whose inputs have been corroborated to be market observable.
Policy Loans
Policy loans typically carry an interest rate that is tied to the crediting rate applied to the related policy and contract reserves, which approximates fair value.
Deposit-Type Liabilities
Fair values for the Company’s deposit-type liabilities are estimated using discounted cash flow calculations using interest rates equal to the risk-free rate plus a credit spread based on the Company’s credit rating.
The following table presents the carrying values and fair values of the Company’s financial instruments at December 31:
	2022
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Bonds	$5,512,016	$4,786,654	$185,248	$4,409,038	$192,368
Preferred stocks	103,612	101,764	-	101,682	82
Common stocks	11,648	11,648	-	-	11,648
Cash, cash equivalents and
short term investments	119,148	120,238	120,238	-	-
Commercial mortgage loans	419,711	389,372	-	-	389,372
Policy loans	27,862	27,903	-	-	27,903
Derivatives	3,762	3,762	-	3,762	-
Other invested assets	111,342	98,656	-	73,134	25,522
Separate account assets	355,922	355,922	234,990	119,843	1,089
Financial liabilities:
Separate account liabilities	355,922	355,922	234,990	119,843	1,089
Deposit-type contracts	12,658	5,403	-	-	5,403
Derivatives	2,223	2,223	-	2,223	-

27

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

4.  FAIR VALUES (continued)
	2021
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Bonds	$5,838,302	$6,303,532	$971,829	$5,269,983	$61,720
Preferred stocks	100,844	102,053	-	102,053	-
Common stocks	8,198	8,198	-	-	8,198
Cash, cash equivalents and
short term investments	174,128	181,975	180,980	-	995
Commercial mortgage loans	461,111	474,612	-	-	474,612
Policy loans	29,246	29,383	-	-	29,383
Derivatives	7,166	7,166	-	7,166	-
Other invested assets	91,899	101,235	-	83,841	17,394
Separate account assets	429,520	429,520	324,129	105,391	-
Financial liabilities:
Separate account liabilities	429,520	429,520	324,129	105,391	-
Deposit-type contracts	12,118	5,593	-	-	5,593
Derivatives	4,698	4,698	-	4,698	-
The Company determines the fair value of its financial instruments based on the fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.
The valuation methodologies used to determine the fair values of assets and liabilities reflect market-participant assumptions and prioritize observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and, where appropriate, risk margins.
The Company has categorized its financial assets and liabilities based on the priority of the inputs to the valuation technique, into a three-level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.
Fair value of financial assets and liabilities are categorized as follows:
•
Level 1—Unadjusted quoted prices for identical assets or liabilities in an active market. The types of financial investments included in Level 1 are listed equities, money market funds, U.S. Treasury Securities, and non-interest-bearing cash.
•
Level 2—Pricing inputs other than quoted prices in active markets which are either directly or indirectly observable as of the reporting date, and fair value determined through the use of models or other valuation methods. Such inputs may include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active, and observable yields and spreads in the market. Level 2 valuations may be obtained from independent sources for identical or comparable assets or through the use of valuation methodologies using observable

28

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

4.  FAIR VALUES (continued)
market-corroborated inputs. Prices from third party pricing services are validated through analytical reviews. Financial instruments in this category include publicly traded issues such as U.S. and foreign corporate securities, and residential and commercial mortgage-backed securities, among others.
•
Level 3—Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability. Market standard techniques for determining the estimated fair value of certain securities that trade infrequently may rely on inputs that are not observable in the market or cannot be derived from or corroborated by market observable data. Prices are determined using valuation methodologies such as discounted cash flow models and other techniques. Management believes these inputs are consistent with what other market participants would use when pricing similar assets.
The Company has a limited number of assets and liabilities that are measured and reported at fair value in the statutory-basis balance sheets.
The Company owns a limited number of corporate bonds, preferred stocks, and hybrid securities that are in or near default and as such are rated 6 by the NAIC. These securities are required to be reported at the lower of fair value or amortized cost. The fair values of these publicly traded securities are based on quoted market prices from widely used pricing sources such as ICE Data Services\IDC (Interactive Data Corp) or Refinitiv (formerly known as Reuters\EJV), and also may be obtained from independent third party dealers. These securities fall within Level 2 of the fair value hierarchy.
The assets and liabilities held and reported at fair value at December 31, 2022, comprise the following:
	Level 1	Level 2	Level 3	Total
Assets at fair value
Bonds	$-	$722	$-	$722
Preferred stocks	-	89,037	-	89,037
Common stocks	-	-	11,648	11,648
Cash equivalents	78,229	-	-	78,229
Derivative assets	-	3,762	-	3,762
Other invested assets	-	-	25	25
Separate account assets	234,990	119,843	1,089	355,922
Total assets at fair value	$313,219	$213,364	$12,762	$539,345
Liabilities at fair value
Derivative liabilities	$-	$2,223	$-	$2,223
Separate account liabilities	234,990	119,843	1,089	355,922
Total liabilities at fair value	$234,990	$122,066	$1,089	$358,145

29

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

4.  FAIR VALUES (continued)
The assets and liabilities held and reported at fair value at December 31, 2021, comprise the following:
	Level 1	Level 2	Level 3	Total
Assets at fair value
Bonds	$-	$1,580	$-	$1,580
Preferred stocks	-	81,315	-	81,315
Common stocks	-	-	8,198	8,198
Cash equivalents	135,512	-	-	135,512
Derivative assets	-	7,166	-	7,166
Other invested assets	-	-	40	40
Separate account assets	324,129	105,391	-	429,520
Total assets at fair value	$459,641	$195,452	$8,238	$663,331
Liabilities at fair value
Derivative liabilities	$-	$4,698	$-	$4,698
Separate account liabilities	324,129	105,391	-	429,520
Total liabilities at fair value	$324,129	$110,089	$-	$434,218
We obtain our Level 3 fair value measurements from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets, and, in certain instances, the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are nonbinding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.

30

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

4.  FAIR VALUES (continued)
The following tables present the roll forward of Level 3 assets and liabilities measured and reported at fair value:
	Common stocks	Derivatives, net	Other Invested Assets	Separate Accounts assets	Total assets and liabilities
Beginning Balance as of January 1, 2022	$8,198	$-	$40	$-	$8,238
Transfers into Level 3	-	-	-	-	-
Transfers out of Level 3	-	-	-	-	-
Totals gains and (losses) included in net income	-	-	-	1	1
Total gains (losses) included in surplus	(356)	-	(15)	(63)	(434)
Purchases	3,812	-	-	1,269	5,081
Issuances	-	-	-	-	-
Sales	(6)	-	-	-	(6)
Settlements	-	-	-	(118)	(118)
Ending balance as of December 31, 2022	$11,648	$-	$25	$1,089	$12,762

	Common stocks	Derivatives, net	Other Invested Assets	Separate Accounts assets	Total assets and liabilities
Beginning Balance as of January 1, 2021	$596	$22	$-	$16,197	$16,815
Transfers into Level 3	-	-	-	-	-
Transfers out of Level 3	-	-	-	-	-
Totals gains and (losses) included in net income	20	(301)	-	(127)	(408)
Total gains (losses included in surplus	164	317	-	99	580
Purchases	7,439	-	40	-	7,479
Issuances	-	-	-	-	-
Sales	(21)	(38)	-	(11,055)	(11,114)
Settlements	-	-	-	(5,114)	(5,114)
Ending balance as of December 31, 2021	$8,198	$-	$40	$-	$8,238
5.  REINSURANCE
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. Reinsurance assumed is not significant. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The Company has various reinsurance agreements with non-affiliated third parties that enable it to limit the amount of exposure to any single insured. The per life exposure retained by the Company ranges up to $10,000.

31

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

5.  REINSURANCE (continued)
The effect of reinsurance on life and accident and health premiums written and earned for the years ended December 31 are as follows:
	Written and Earned
	2022	2021	2020
Direct premiums	$212,696	$230,282	$233,081
Assumed premiums	1,458	433	1,459
Ceded premiums:
Affiliates	(79,571)	(4,158,226)	(14,780)
Non-affiliates	(54,711)	(72,517)	(38,494)
Net premiums	$79,872	$(4,000,028)	$181,266
The Company’s ceded reinsurance arrangements reduced certain other items in the statutory-basis financial statements by the following amounts:
	2022	2021	2020
Benefits paid or provided:
Affiliates	$215,149	$112,723	$50,924
Nonaffiliates	51,398	77,332	96,483
Total benefits paid or provided	$266,547	$190,055	$147,407
Policy and contract liabilities:
Affiliates	$16,617	$19,663	$7,210
Nonaffiliates	10,616	11,045	8,198
Total policy and contract liabilities	$27,233	$30,708	$15,408
The inforce as of December 31 is reduced by reinsurance arrangements ceded as follows:
	2022	2021
Inforce:
Affiliates	$16,809,281	$18,069,615
Nonaffiliates	10,206,417	11,743,944
Total inforce	$27,015,698	$29,813,559
Reinsurance treaties do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. Consequently, allowances would be established for amounts deemed uncollectible. At December 31, 2022 and 2021, no allowances were deemed necessary. The Company regularly evaluates the financial condition of its reinsurers. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement.

32

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

5.  REINSURANCE (continued)
In connection with the Acquisition and Merger transactions discussed in Note 1, the following reinsurance transactions were executed:
1)
Effective October 1, 2021, ALICNY recaptured $5,127 of reserves representing 100% of the business under two existing reinsurance agreements with ALIC. ALICNY received $4,419 in cash related to the recaptured business.
2)
Effective October 1, 2021, ALICNY ceded blocks of life and accident and health policies, with aggregate reserves of $37,645, to American Heritage Life (AHL) pursuant to a coinsurance agreement. AHL paid a ceding commission of $15,500 to ALICNY related to this transaction recorded as commission and expense allowances on reinsurance ceded. The increase in surplus, net of tax, of $13,269 was reported as an adjustment to surplus in accordance with SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance (SSAP 61). During 2022 and 2021, the Company recorded income of $2,105 and $671, respectively, for the amortization of the ceding commission and a corresponding decrease in surplus.
3)
Effective December 31, 2001, and later amended, ALICNY ceded reinvestment related risk on certain structured settlement annuities to its former parent, ALIC, under an Automatic Reinsurance Agreement (the Stop Loss). Effective October 1, 2021, ALICNY and ALIC agreed to terminate the agreement resulting in an increase to ALICNY’s asset adequacy reserves of $1,301,378. ALICNY received $7,251 in cash for settlement of accrued premiums and benefits. Prior to the termination, under this agreement ALICNY paid premiums of $2,480, and $3,335 to ALIC and received benefits of $22,885 and $21,000 from ALIC in 2021 and 2020, respectively. The impact on ALICNY’s unassigned surplus for the Stop Loss termination was a reduction of $1,301,378.
4)
Effective October 1, 2021, ALICNY entered into a coinsurance funds withheld agreement and ceded life and payout annuity policies to WRAC (the IGR). The agreement consisted of an initial settlement to WRAC in the amount of $4,553,349, inclusive of a ceding commission paid by ALICNY of $183,000. A portion of the initial settlement, in the amount of $4,048,954, remained in a funds withheld account at ALICNY. Life and annuity reserves in the amount of $4,375,690 were ceded to WRAC under the agreement. The impact on ALICNY’s unassigned surplus from the initiation of the treaty was an increase of $200,619.
Effective January 1, 2022, the IGR was amended to include a provision for changes in nonadmitted IMR related to the funds withheld portfolio. As a result of this amendment, the Company recorded an increase in surplus of $58,954 during 2022, as a component of change in surplus as a result of reinsurance.
The initial financial effects of these reinsurance transactions were as follows:
Admitted assets
Bonds	$(17,124)
Cash, cash equivalents, and short-term investments	(86,966)
Policy loans	(18,223)
Accrued investment income	(629)
Deferred and uncollected life premiums	(13,462)
Reinsurance recoverable	(4,991)
Net deferred tax assets	(507)
Other assets	19,022

33

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

5.  REINSURANCE (continued)
Total admitted assets	$(122,880)
Liabilities
Policy and contract liabilities
Life, annuity and accident & health reserves	$(2,825,804)
Policy and contract claims	(11,841)
Policyholders’ funds	(277,869)
Total policy and contract liabilities	(3,115,514)
Other amounts payable on reinsurance	43,472
Interest maintenance reserve	(17,855)
Current federal income taxes	1,843
Remittances not allocated	161
Funds held under reinsurance treaties	4,048,954
Other liabilities	3,995
Total liabilities	965,056
Capital and Surplus:
Unassigned surplus and special surplus funds	(1,087,936)
Total capital and surplus	(1,087,936)
Total liabilities and capital and surplus	$(122,880)
Premiums and other revenues:
Life, annuity and health premiums	$(4,155,075)
Net investment income	(533)
Commissions and expense allowances on reinsurance ceded	(184,944)
Other revenues, net	18,192
Total premiums and other revenues	(4,322,360)
Benefits paid or provided:
Death benefits	(7,609)
Change in life, annuity and accident & health reserves	(2,825,804)
Other benefits	(3,991)
Total benefits paid or provided	(2,837,404)
Insurance expenses and other deductions:
Decrease in loading on deferred and uncollected premiums	2,617
Total insurance expenses and other deductions	2,617
Gain (loss) from operations before federal income taxes and net realized capital gains (losses)	(1,487,573)
Federal income taxes	(386,477)
Gain (loss) from operations before net realized capital gains (losses)	(1,101,096)
Net realized capital gains (losses)	398
Net (loss) income	$(1,100,698)
The Company did not have any reinsurance contracts with risk-limiting features for the years ended December 31, 2022 and 2021.

34

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

6.  Federal Income Taxes
WRAC, along with its life insurance subsidiaries, files a consolidated federal income tax return. Companies included in the consolidated return are as follows:
•
Wilton Reassurance Company
•
Wilton Reassurance Life Company of New York
•
Texas Life Insurance Company
•
Wilcac Life Insurance Company
•
Redding Reassurance Company 3, LLC
The method of allocation among the companies is subject to a written agreement approved by the Board of Directors. Allocation is based upon the separate return calculations with credit for net losses granted when utilized on a separate company basis or in consolidation.
Inter-company tax balances may be settled quarterly as the Company makes payments to, or receives payments from, WRAC for the amount the Company would have paid to, or received from, the Internal Revenue Service (IRS) had it not been a member of the consolidated tax group. The separate company provisions and payments are computed using the tax elections made by WRAC.
In 2021, the Company received an advanced tax settlement of $367,876 from WRAC as part of the initial settlement of the IGR discussed in Note 5.
ALICNY and Intramerica, prior to their acquisition by WRAC, joined a consolidated Federal income tax return with their former ultimate parent, Allstate Corporation, and its seventy-five domestic subsidiaries. The consolidated group elected under IRC Section 1552(a)(2) to allocate the consolidated federal income tax liability based on each member’s federal income tax liability computed on a separate return basis, except all tax benefits resulting from operating losses and tax credits were allocated to Allstate Corporation to the extent they were utilized in the consolidated return.
Pursuant to NY Circular Letter No. 1979-33 (December 20, 1979), in order to help assure the Company’s enforceable right to recoup federal income taxes in the event of future net losses, the Department has required that an escrow account consisting of assets eligible as an investment for the Company be established and maintained by its parent in an amount equal to the excess of the amount paid by the domestic insurer to the parent for federal income taxes over the actual payment made by the parent to the IRS. Escrow assets may be released to WRAC from the escrow account at such time as the permissible period for loss carrybacks has elapsed. The Company and WRAC established the required escrow agreement effective October 1, 2007. The escrow balance was $616 and $616 at December 31, 2022 and 2021, respectively.
The components of the net deferred tax assets (liabilities) at December 31 are as follows:
	2022			2021
	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$54,763	$ -	$54,763	$49,481	$ -	$49,481
Statutory valuation allowance	-	-	-	-	-	-
Adjusted gross deferred tax assets	54,763	-	54,763	49,481	-	49,481
Deferred tax assets nonadmitted	-	-	-	-	-	-

35

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

6.  Federal Income Taxes (continued)
	2022			2021
	Ordinary	Capital	Total	Ordinary	Capital	Total
Subtotal net admitted deferred tax assets	54,763	-	54,763	49,481	-	49,481
Deferred tax liabilities	40,827	37	40,864	47,066	13,565	60,631
Net deferred tax assets (liabilities)	$13,936	$ (37)	$ 13,899	$2,415	$ (13,565)	$ (11,150)

	Change During 2022
	Ordinary	Capital	Total
Gross deferred tax assets	$5,283	$ -	$5,283
Statutory valuation allowance	-	-	-
Adjusted gross deferred tax assets	5,283	-	5,283
Deferred tax assets nonadmitted	-	-	-
Subtotal net admitted deferred tax assets	5,283	-	5,283
Deferred tax liabilities	(6,239)	(13,528)	(19,767)
Net deferred tax assets (liabilities)	$11,522	$13,528	$25,050
The amount of adjusted gross deferred tax assets admitted under SSAP No. 101 is as follows:
	2022			2021
	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$ -	$ -	$ -	$ -	$ -	$ -
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from
(a) above) after application of the threshold limitation	13,899	-	13,899	7,084	-	7,084
i. Adjusted gross deferred tax assets expected to be realized following balance sheet date	13,899	-	13,899	7,084	-	7,084
ii. Adjusted gross tax assets allowed per limitation threshold	40,106	-	40,106	49,142	-	49,142
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	40,827	37	40,864	42,397	-	42,397
Deferred tax assets admitted as the result of application of SSAP 101 (Total (a)+(b)+(c))	$54,726	$37	$54,763	$49,481	$ -	$49,481

36

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

6.  Federal Income Taxes (continued)
	Change During 2022
	Ordinary	Capital	Total
a. Federal income taxes paid in prior years recoverable through loss carrybacks	$ -	$ -	$ -
b. Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from
(a) above) after application of the threshold limitation	6,815	-	6,815
i. Adjusted gross deferred tax assets expected to be realized following balance sheet date	6,815	-	6,815
ii. Adjusted gross tax assets allowed per limitation threshold	(9,036)	-	(9,036)
c. Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	(1,570)	37	(1,533)
d. Deferred tax assets admitted as the result of application of SSAP 101 (Total (a)+(b)+(c))	$5,245	$37	$5,282
Other admissibility criteria are as follows:
Description	2022	2021
Ratio percentage used to determine recovery period and threshold limitation amount	886.7%	819.1%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b) above	$267,373	$327,616
The Company’s tax planning strategies do not include the use of reinsurance.
The Company does not currently employ tax planning strategies to recognize the admission of deferred tax assets.
There are no temporary differences for which a deferred tax liability has not been established.
Current income taxes incurred consist of the following:
	2022	2021	2020
Current income tax (benefit) expense	$18,675	$ (337,092)	$8,882
Tax credit and Foreign withholding	-	(75)	-
Return to provision true-up	-	890	(95)
Current income tax (benefit) expense incurred from operations	18,675	(336,277)	8,787
Current income tax (benefit) expense on realized gains and losses	(19,678)	43,106	(1,343)
Total current income tax (benefit) expense	$ (1,003)	$ (293,171)	$7,444

37

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

6.  Federal Income Taxes (continued)
The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31 are as follows:
	2022	2021	Change	Character
Deferred tax assets:
Insurance reserves	$38,728	$37,680	$1,048	Ordinary
Deferred acquisition costs	7,626	5,310	2,316	Ordinary
Net Operating Losses	3,649	4,374	(725)	Ordinary
Compensation	4,712	2,117	2,595	Ordinary
Other	48	-	48	Ordinary
Total deferred tax assets	54,763	49,481	5,282
Non-admitted deferred tax assets	-	-	-
Admitted deferred tax assets	54,763	49,481	5,282
Deferred tax liabilities:
Premium receivable	2,790	6,368	(3,578)	Ordinary
Investments -capital	37	13,565	(13,528)	Capital
Investments -ordinary	38,011	39,948	(1,937)	Ordinary
Other	26	750	(724)	Ordinary
Total deferred tax liabilities	40,864	60,631	(19,767)
Net admitted deferred tax asset (liabilities)	$13,899	$ (11,150)	$25,049
The change in net deferred income taxes including the tax effect of unrealized gains consists of the following:
	2022	2021	Change
Total deferred tax assets	$54,763	$49,481	$5,282
Total deferred tax liabilities	40,864	60,631	(19,767)
Net deferred tax assets (liabilities)	$13,899	$ (11,150)	$25,049
Tax effect on unrealized gains	8,617	19,073	(10,456)
Change in net deferred income tax			$14,593

38

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

6.  Federal Income Taxes (continued)
The total statutory income tax is different from that which would be obtained by applying the statutory Federal income tax rate of 21% to income before income taxes. Significant items causing these differences are as follows:
	Year Ended December 31
	2022	2021	2020
Provisions computed at statutory rate	$8,755	$ (257,125)	$ (14,725)
IMR	(21,533)	701	638
Reserve valuation	-	-	(1,240)
Dividend received deduction	(442)	(486)	(243)
Ceding commission in surplus	(442)	2,646	-
ULR write-down*	-	68,040	-
Other	(1,934)	743	(989)
Total statutory income taxes	$ (15,596)	$ (185,481)	$ (16,559)
Federal income tax incurred	$ (1,003)	$ (293,171)	$7,444
Change in net deferred income taxes	(14,593)	107,690	(24,003)
Total statutory income taxes	$ (15,596)	$ (185,481)	$ (16,559)

*Unified loss rules, (“ULR”) in the consolidated return regulations (Reg. 1.1502-36) apply when a member of a consolidated group “transfers” a “loss share” of its subsidiary’s stock. The ULR rules function to limit the recognition of loss on transferred stock more than once by requiring the write-down of certain tax attributes to the extent of the recognized stock loss.
At December 31, 2022, the Company has an operating loss of $17,376 and capital loss of $8,293 to be carried forward to future years.
The Inflation Reduction Act enacted the Corporate Alternative Minimum Tax (CAMT) on August 16, 2022. For applicable corporations that report over $1 billion in profits to shareholders, the act includes a 15% CAMT based on book income. The Company has determined that it does not expect to be liable for CAMT in 2023.
The aggregate amount of deposits reported as admitted assets under Section 6603 of the IRS Code was $0 as of December 31, 2022 and 2021.
The 2019–2021 tax years are open and subject to examination by the IRS.
7. Capital and Surplus
Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2022 and 2021, the Company exceeded the RBC requirements.

39

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

7. Capital and Surplus (continued)
WRNY is subject to statutory regulations of the State of New York. Under these regulations, the maximum amount of dividends which can be paid by a company to shareholders in any twelve month period without prior approval of the New York Department of Financial Services is restricted to the greater of 10% of surplus to policyholders as of the immediately preceding calendar year or net income less realized gains of the preceding year, which may be further limited. WRNY can pay dividends of $8,536 in 2023 without prior regulatory approval.
The Company declared no ordinary dividends to its stockholder in 2022, 2021 and 2020.
The Company declared an extraordinary dividend of $74,000 on December 13, 2022, approved by the Department on December 13, 2022, and paid cash to WRAC on December 15, 2022. The extraordinary dividend was recorded as a return of capital.
In September 2021, ALICNY’s Board of Directors authorized up to 175,000 of new shares of common capital stock. Under the terms of the Purchase Agreement, immediately prior to the consummation of the sale, ALICNY issued 87,936 of the newly authorized shares to AIH in exchange for $660,000.
The components contributing to the cumulative increase or (reduction) of unassigned surplus as of December 31 were as follows:
	2022	2021
Nonadmitted assets	$ (76,003)	$ (1,986)
AVR	(80,740)	(115,721)
Net unrealized capital gains (losses) less capital gains tax	26,596	65,934
Unauthorized reinsurance provision	(1,855)	(2,499)
Change in surplus as a result of reinsurance	69,448	12,598
As a result of a quasi-reorganization of the Company’s capital under SSAP No. 72, Surplus and Quasi-Reorganizations, immediately following the Acquisition and prior to the Merger and with prior notice to the Department, effective October 1, 2021, ALICNY restated its gross paid in and contributed surplus and unassigned deficit by $585,153.
8.  Related-Party Transactions
See disclosures included in Note 5 concerning certain inter-affiliate reinsurance transactions completed during 2021.
Through the Services Agreement, Wilton Re Services provides certain accounting, actuarial and administrative services to the Company. Expenses incurred relating to this agreement amounted to $7,845, $3,859, and $1,600 for the years ended December 31, 2022, 2021 and 2020, respectively.
The Company reported amounts payable to its affiliate, Wilton Re Services, of $3,226 and $4,524 at December 31, 2022 and 2021, respectively.
Under the Services Agreement, the Company incurs charges related to employee compensation which includes a Long-Term Incentive Program (LTIP). A vesting period of three years applies after which final unit values are determined based on actual performance. The Company has been allocated a share of the expense with the LTIP payable carried as a component of accounts payable and general expenses due and accrued. Once the vesting period is complete and the LTIP awards are paid, the Company’s LTIP payable will be settled with Wilton Re Services. At December 31, 2022 and 2021, included within

40

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

8.  Related-Party Transactions (continued)
accounts payable and general expenses due and accrued in the statutory-basis balance sheets, is the Company’s payable of $14,999 and $10,524, respectively, resulting in incurred expenses of $7,682, $5,316, and $6,296 for the years ended December 31, 2022, 2021, and 2020, respectively.
The Company settled $3,206, $2,857 and $2,893 with Wilton Re Services related to vested LTIP awards paid on March 14, 2022, December 30, 2021 and April 9, 2021, respectively.
Allstate service agreements
Prior to the Acquisition, ALICNY and Intramerica were parties to the New York Insurer Supplement to Amended and Restated Service and Expense Agreement between the Allstate Corporation and certain of its affiliated insurance companies pursuant to which AIC provided access to a variety of services, including the utilization of shared bank accounts for cash collections and disbursements in certain situations. This agreement provided for cost sharing and allocation of operating expense among the parties.
Prior to the Acquisition, ALICNY and Intramerica were parties to the Investment Advisory Agreement and Amendment to Service Agreement with Allstate Investments, LLC (AILLC) whereby AILLC provided investment management services.
Transactions with Allstate Life Insurance Company
The Purchase Agreement specified that certain investments be sold or transferred prior to the sale closing (Pre-sale asset reallocation transactions). As part of the Pre-sale asset reallocation transactions executed during the third quarter of 2021, ALICNY transferred mortgage loans with fair values of $306,709 to ALIC in exchange for mortgage loans, other invested assets and cash.
Transactions with Allstate Insurance Company
As part of the Pre-sale asset reallocation transactions, ALICNY transferred preferred stocks, common stocks, mortgage loans and other invested assets with fair values of $284,541 to AIC in exchange for cash.
9.  Commitments and Contingencies
Funding of Investments
The Company’s commitments to limited partnerships as of December 31, 2022, are presented in the following table:
	2022
	Commitment	Unfunded
Limited partnerships	$605,751	$222,947
The Company anticipates that the majority of its current limited partnership commitments will be invested over the next five years; however, these commitments could become due any time at the request of the counterparties.
Legal Proceedings
In the normal course of business, the Company is occasionally involved in litigation, principally from claims made under insurance policies and contracts. The ultimate disposition of such litigation is not

41

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

9.  Commitments and Contingencies (continued)
expected to have a material adverse effect on the Company’s financial condition, liquidity or results of operations.
10.   Reserves
The Company’s annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions at December 31, are summarized as follows:
	2022		2021
A. Individual Annuities	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
With fair value adjustment	$115,723	3.2%	$138,357	3.7%
At book value less current surrender charge of 5% or more	5,192	0.2	5,789	0.2
At fair value	144,257	4.0	195,448	5.2
Total with adjustment or at market value	265,172	7.4	339,594	9.1
At book value without adjustment (minimum or no charge or adjustment)	1,290,672	36.2	1,367,585	36.6
Not subject to discretionary withdrawal	2,011,273	56.4	2,025,260	54.3
Total annuity reserves and deposit fund liabilities—before reinsurance	3,567,117	100.0%	3,732,439	100.0%
Less reinsurance ceded	2,042,955		2,228,905
Net annuity reserves and deposit fund liabilities	$1,524,162		$1,503,534

	2022		2021
B.Group Annuities	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
With fair value adjustment	$23,078	7.7%	$25,873	7.7%
At book value less current surrender charge of 5% or more	2,432	0.8	2,158	0.6
At fair value	66,328	22.3	90,923	27.0
Total with adjustment or at market value	91,838	30.8	118,954	35.3
At book value without adjustment (minimum or no charge or adjustment)	192,112	64.5	203,087	60.3
Not subject to discretionary withdrawal	14,039	4.7	$14,992	4.4
Total annuity reserves and deposit fund liabilities—before reinsurance	297,989	100.0%	337,033	100.0%
Less reinsurance ceded	93,234		193,490
Net annuity reserves and deposit fund liabilities	$204,755		143,543

42

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

10.  Reserves (continued)

	2022		2021
C. Deposit—Type Contracts (No Life Contingencies)	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
With fair value adjustment	$ -	0.0%	$ -	0.0%
At book value less current surrender charge of 5% or more	-	0.0	-	0.0
At fair value	12	0.0	22	0.0
Total with adjustment or at market value	12	0.0	22	0.0
At book value without adjustment (minimum or no charge or adjustment)	1	0.0	-	0.0
Not subject to discretionary withdrawal	261,786	100.0	284,738	100.0
Total annuity reserves and deposit fund liabilities—before reinsurance	261,799	100.0%	284,760	100.0%
Less reinsurance ceded	248,884		272,326
Net annuity reserves and deposit fund liabilities	$12,915		$12,434
Of the total net annuity reserves and deposit fund liabilities of $1,741,832 and $1,659,512 at December 31, 2022 and 2021, respectively, $1,413,610 and $1,500,510 is included in the general account and $328,222 and $159,002 is included in the separate account, respectively.
The Company’s life reserves that are subject to discretionary withdrawal, surrender values, or policy loans and not subject to discretionary withdrawal or no cash value provisions at December 31 are summarized as follows:
A. General Account	2021			2020
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(1) Subject to discretionary withdrawal, surrender value, or policy loans:
a. Term Policies with Cash Value	$1,387	$18,519	$25,662	$ -	$20,824	$28,268
b. Universal Life	639,686	638,255	664,123	666,986	664,740	697,691
c. Universal Life with Secondary Guarantees	346,670	280,848	509,069	334,432	261,888	481,595
d. Indexed Universal Life	-	-	-	-	-	-
e. Indexed Universal Life with Secondary Guarantees	67,554	42,948	50,645	61,666	36,356	45,112
f. Indexed Life	-	-	-	-	-	-
g. Other Permanent Cash Value Life Insurance	-	7,391	9,280	-	7,671	9,780

43

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

10.  Reserves (continued)
A. General Account	2021			2020
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
h. Variable Life	-	-	-	-	-	-
i. Variable Universal Life	2,558	2,415	2,172	2,686	2,576	2,153
j. Miscellaneous Reserves	-	72,814	102,612	-	67,706	97,116
(2) Not subject to discretionary withdrawal or no cash values:
a. Term policies without Cash Value	XXX	XXX	443,461	XXX	XXX	464,271
b. Accidental Death Benefits	XXX	XXX	118	XXX	XXX	124
c. Disability—Active Lives	XXX	XXX	7,333	XXX	XXX	8,254
d. Disability—Disabled Lives	XXX	XXX	22,394	XXX	XXX	22,580
e. Miscellaneous Reserves	XXX	XXX	1,438,975	XXX	XXX	1,433,182
(3) Total (gross: direct + assumed)	1,057,855	1,063,190	3,275,844	1,065,770	1,061,761	3,290,126
(4) Reinsurance ceded	603,400	601,717	2,359,044	610,871	602,091	2,387,398
(5) Total (net) (3) - (4)	$454,455	$461,473	$916,800	$454,899	$459,670	$902,728

B. Separate Account Guaranteed	2022			2021
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(1) Subject to discretionary withdrawal, surrender value, or policy loans:
a. Term Policies with Cash Value	$ -	$ -	$ -	$ -	$ -	$ -
b. Universal Life	-	-	-	-	-	-
c. Universal Life with Secondary Guarantees	-	-	-	-	-	-
d. Indexed Universal Life	-	-	-	-	-	-
e. Indexed Universal Life with Secondary Guarantees	-	-	-	-	-	-
f. Indexed Life	-	-	-	-	-	-
g. Other Permanent Cash Value Life Insurance	-	-	-	-	-	-
h. Variable Life	-	-	-	-	-	-
i. Variable Universal Life	-	-	-	-	-	-
j. Miscellaneous Reserves	-	-	-	-	-	-

44

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

10.  Reserves (continued)
B. Separate Account Guaranteed	2022			2021
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(2) Not subject to discretionary withdrawal or no cash values:
a. Term policies without Cash Value	XXX	XXX	-	XXX	XXX	-
b. Accidental Death Benefits	XXX	XXX	-	XXX	XXX	-
c. Disability—Active Lives	XXX	XXX	-	XXX	XXX	-
d. Disability—Disabled Lives	XXX	XXX	-	XXX	XXX	-
e. Miscellaneous Reserves	XXX	XXX	-	XXX	XXX	-
(3) Total (gross: direct + assumed)	-	-	-	-	-	-
(4) Reinsurance ceded	-	-	-	-	-	-
(5) Total (net) (3) - (4)	$ -	$ -	$ -	$ -	$ -	$ -

C. Separate Account Nonguaranteed	2022			2021
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(1) Subject to discretionary withdrawal, surrender value, or policy loans:
a. Term Policies with Cash Value	$ -	$ -	$ -	$ -	$ -	$ -
b. Universal Life	-	-	-	-	-	-
c. Universal Life with Secondary Guarantees	-	-	-	-	-	-
d. Indexed Universal Life	-	-	-	-	-	-
e. Indexed Universal Life with Secondary Guarantees	-	-	-	-	-	-
f. Indexed Life	-	-	-	-	-	-
g. Other Permanent Cash Value Life Insurance	-	-	-	-	-	-
h. Variable Life	19,279	17,969	18,959	23,341	22,112	22,704
i. Variable Universal Life	-	-	-	-	-	-
j. Miscellaneous Reserves	-	-	-	-	-	-
(2) Not subject to discretionary withdrawal or no cash values:
a. Term policies without Cash Value	XXX	XXX	-	XXX	XXX	-
b. Accidental Death Benefits	XXX	XXX	-	XXX	XXX	-
c. Disability—Active Lives	XXX	XXX	-	XXX	XXX	-
d. Disability—Disabled Lives	XXX	XXX	-	XXX	XXX	-
e. Miscellaneous Reserves	XXX	XXX	199	XXX	XXX	290,476
(3) Total (gross: direct + assumed)	19,279	17,969	19,158	23,341	22,112	313,180
(4) Reinsurance ceded	-	-	-	-	-	-
(5) Total (net) (3) - (4)	$19,279	$17,969	$19,158	$23,341	$22,112	$313,180

45

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

11.  Premium and Annuity Considerations
Deferred and uncollected life insurance premiums and annuity considerations net of reinsurance at December 31 are as follows:
	2022		2021
	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$1	$1	$8	$8
Ordinary renewal	10,312	12,267	13,767	16,015
Total	$10,313	$12,268	$13,775	$16,023
For 2022, 2021, and 2020, the Company recognized premiums related to life participating policies of $31, $41, and $6, respectively. These amounts represented less than one-half of one percent of total life premiums and annuity considerations earned. The Company uses accrual accounting to record policyholder dividends on participating policies. The Company paid dividends of $28, $45, and $31 in 2022, 2021 and 2020, respectively, to participating policyholders and did not allocate additional income. All of the Company’s accident and health contracts were nonparticipating.
12.  Separate Accounts
The Company’s Separate Accounts were attributed to the following products/transactions as December 31:
	2022		2021
	Legally insulated assets	Not legally insulated assets	Legally insulated assets	Not legally insulated assets
Variable annuity contracts	$215,635	$ -	$293,809	$ -
Variable life policies	19,302	-	23,365	-
Modified guaranty annuity	-	120,985	-	112,346
Total	$234,937	$120,985	$317,174	$112,346
Separate Accounts held by the Company are for variable annuity contracts, variable life policies, and MGA contracts. The assets and liabilities of variable annuity contracts and variable life policies are recorded as assets and liabilities of the Separate Accounts and are legally insulated from the General Account, excluding any purchase payments or transfers directed by the contractholder to earn a fixed rate of return which are included in the Company’s General Account assets. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. Separate Accounts which contain variable annuity and variable life business are unit investment trusts and registered with the Securities and Exchange Commission (“SEC”). As of December 31, 2022 and 2021, all assets of the Separate Accounts that support the variable annuity and variable life business were legally insulated.
Variable annuity and variable life business allows the contractholder to accumulate funds within a variety of portfolios, at rates which depend upon the return achieved from the types of investments chosen. The net investment experience of the Separate Accounts is credited directly to the contractholder and can be favorable or unfavorable. The assets of each portfolio are held separately from the other portfolios and

46

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

12.  Separate Accounts (continued)
each has distinct investment objectives and policies. Absent any contract provision wherein the Company provides a guarantee, the contractholders of the variable annuity and variable life products bear the investment risk that the Separate Account’s funds may not meet their stated investment objectives. Variable annuity and variable life business is included in the Nonguaranteed Separate Accounts column of the following tables.
The assets and liabilities of MGA contracts are also recorded as assets and liabilities of the Separate Accounts, however, they are not legally insulated from the General Account. MGA products are non-unitized products, most of which are not registered with the SEC. The Separate Account for MGA products provides the opportunity for the contractholder to invest in one or any combination of up to ten interest rate guarantee periods. Amounts withdrawn from the contract in excess of the free withdrawal amount are subject to market value adjustments. MGA business is included in the Nonindexed Guarantee Less than/equal to 4% or the Nonindexed Guarantees More than 4% column of the following tables.
Some of the Separate Account liabilities are guaranteed by the General Account. To compensate the General Account for the risk taken on variable annuity products, the Separate Accounts paid risk charges of $488, $619, and $473 in 2022, 2021, and 2020, respectively. The amount paid by the General Account for Separate Account guarantees for variable annuity products was $191, $119, and $121 in 2022, 2021, and 2020, respectively.
In connection with the disposal of the Company’s variable annuity business to Prudential Insurance Company of America (Prudential) in 2006, there is a modified coinsurance reinsurance agreement under which the Separate Account assets and liabilities remain in the Company’s Statements of Financial Position, but the related results of operations are fully reinsured to Prudential and presented net of reinsurance in the statutory-basis statements of operations. In contrast, assets supporting General Account liabilities, including the future rights and obligations related to benefit guarantees and fixed rate of return fund investments, have been transferred to Prudential under the coinsurance reinsurance provisions. The reinsurance agreements do not contain limits or indemnifications with regard to the insurance risk transfer, and transferred all of the future risks and responsibilities for performance in the underlying variable annuity contracts to Prudential, including those related to benefit guarantees and fixed rate of return fund investments, in accordance with SSAP No. 61R. The Separate Account balances related to the modified coinsurance reinsurance were $197,025 and $268,644 as of December 31, 2022 and 2021, respectively. The General Account liability balances reinsured to Prudential under the coinsurance reinsurance were $180,373 and $163,363 as of December 31, 2022 and 2021, respectively, and consisted of the liabilities for fixed rate of return fund investments and benefit guarantees.

47

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

12.  Separate Accounts (continued)
Information regarding the Company’s Separate Accounts as of December 31 was as follows:
	2022
	Nonindexed Guarantee Less Than/Equal to 4%	Nonindexed Guarantee More Than to 4%	Non-Guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31	$-	$-	$13	$13
Reserves as of December 31
For accounts with assets at:
Fair value	$113,115	$-	$234,265	$347,380
Amortized cost	-	-	-	-
Total reserves	$113,115	$-	$234,265	$347,380
By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$109,160	$-	$-	$109,160
At book value without market value adjustment and with current surrender charge of 5% of more	-	-	-	-
At fair value	-	-	246,207	246,207
At book value without market value adjustment and with current surrender charge of less than 5%	3,955	-	-	3,955
Subtotal	$113,115	$-	$246,207	$359,322
Not subject to discretionary withdrawal	-	-	5,892	5,892
Total	$113,115	$-	$252,099	$365,214
Reserves for asset default risk in lieu of AVR	N/A	N/A	N/A	N/A

	2021
	Nonindexed Guarantee Less Than/Equal to 4%	Nonindexed Guarantee More Than to 4%	Non-Guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31	$-	$-	$-	$-
Reserves as of December 31
For accounts with assets at:
Fair value	$134,430	$-	$316,466	$450,896
Amortized cost	-	-	-	-
Total reserves	$134,430	$-	$316,466	$450,896
By withdrawal characteristics:
Subject to discretionary withdrawal:

48

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

12.  Separate Accounts (continued)
	2021
	Nonindexed Guarantee Less Than/Equal to 4%	Nonindexed Guarantee More Than to 4%	Non-Guaranteed Separate Accounts	Total
With market value adjustment	$131,381	$-	$-	$131,381
At book value without market value adjustment and with current surrender charge of 5% of more	-	-	-	-
At fair value	-	-	332,466	332,466
At book value without market value adjustment and with current surrender charge of less than 5%	3,049	-	-	3,049
Subtotal	$134,430	$-	$332,466	$466,896
Not subject to discretionary withdrawal	-	-	8,346	8,346
Total	$134,430	$-	$340,812	$475,242
Reserves for asset default risk in lieu of AVR	N/A	N/A	N/A	N/A
Reconciliation of net transfers to or (from) the Separate Accounts for the years ended December 31 was as follows:
	2022	2021	2020
Transfers as reported in the Summary of
Operations of the Separate Accounts Statement
Transfers to Separate Accounts	$2,704	$3,911	$2,106
Transfers from Separate Accounts	29,469	49,290	39,253
Net transfers to (from) Separate Accounts	(26,765)	(45,379)	(37,147)
Reconciling adjustments	847	59	42
Transfers as reported in the Statements of Operations	$ (25,918)	$ (45,320)	$ (37,105)
13.  Subsequent Events
The Company has evaluated the impact of subsequent events through April 11, 2023, the date the statutory-basis financial statements were available to be issued. The following event occurred subsequent to December 31, 2022:
On March 10, 2023, the FDIC took over Silicon Valley Bank after the bank experienced substantial run on deposits, and two days later, Signature Bank was forced to close. On March 19, 2023, the Swiss regulators arranged for UBS to purchase Credit Suisse at distressed levels without a shareholder vote. The Company is in the process of assessing the direct and indirect exposure to the banking sector and has already exited some positions to minimize exposure. To date, our realized losses related to sales or write-downs of impacted securities is immaterial, and we will continue to monitor our exposure to

49

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands of US Dollars)

13.  Subsequent Events (continued)
depository institutions. Additional turmoil in this sector could have a material adverse (direct or indirect) effect on global, national and local economies, as well as the Company. The extent to which the current state of the banking sector impacts the Company’s results will depend on future developments.
*****

50

AMERICAN SEPARATE ACCOUNT NO. 2
ANNUAL REPORT
DECEMBER 31, 2022

This report is not to be construed as an offering for sale of any Variable Product. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Mutual of America Life Insurance Company and Contract Owners of
American Separate Account No. 2:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of the subaccounts listed in the Appendix, each a subaccount comprising American Separate Account No. 2 (the Subaccounts), as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated in Note 4. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Subaccounts as of December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated in Note 4, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Subaccounts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and transfer agents of the underlying investments. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Mutual of America Life Insurance’s separate accounts since 2002.

New York, New York
May 1, 2023

Appendix
MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.
Equity Index Portfolio
All America Portfolio
Small Cap Value Portfolio
Small Cap Growth Portfolio
Mid-Cap Equity Index Portfolio
Moderate Allocation Portfolio
Money Market Portfolio
Mid-Term Bond Portfolio
Bond Portfolio
VARIABLE INSURANCE PRODUCTS FUND
VIP Equity-Income Portfolio
VARIABLE INSURANCE PRODUCTS FUND V
VIP Asset Manager Portfolio
VARIABLE INSURANCE PRODUCTS FUND II
VIP Contrafund Portfolio
VANGUARD VARIABLE INSURANCE FUNDS
VIF International Portfolio
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP Capital Appreciation Fund
CALVERT VARIABLE SERIES, INC.
VP SRI Balanced Portfolio
DEUTSCHE DWS VARIABLE SERIES I
Capital Growth VIP

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Mutual of America Variable Insurance Portfolios
	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio	Mid-Cap Equity Index Portfolio
Investments at fair value
(Cost: Equity Index Portfolio -- $18,002 All America Portfolio -- $9,404 Small Cap Value Portfolio -- $7,052 Small Cap Growth Portfolio -- $9,295 Mid-Cap Equity Index Portfolio -- $1,986)
(Notes 1 and 2)	$20,600	$10,122	$7,216	$8,516	$2,206
Due From (To) General Account	(5)	(1)	(2)	(2)	(1)
Net Assets	$20,595	$10,121	$7,214	$8,514	$2,205
Number of Units Outstanding(a)	1,917	369	2,616	2,803	347
Unit Value(b)(c)	$10.742	$27.402	$2.758	$3.038	$6.352

	Mutual of America Variable Insurance Portfolios
	Moderate Allocation Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio
Investments at fair value
(Cost: Moderate Allocation Portfolio -- $919 Money Market Portfolio -- $99 Mid-Term Bond Portfolio -- $454 Bond Portfolio -- $884)
(Notes 1 and 2)	$932	$100	$418	$770
Due From (To) General Account(d)	—	—	—	—
Net Assets	$932	$100	$418	$770
Number of Units Outstanding(a)	313	42	175	126
Unit Value(b)(c)	$2.972	$2.381	$2.382	$6.096

(a)Rounded to the nearest unit.
(b)
Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 5 for further information regarding the daily calculation of Accumulation Unit Values.
(c)
The difference between the recalculated and stated Unit Value is due to rounding.
(d)
Less than $0.50.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENTS OF ASSETS AND LIABILITIES
 (CONTINUED)

December 31, 2022

	Fidelity			Vanguard
	VIP Equity-Income Portfolio	VIP Asset Manager Portfolio	VIP Contrafund Portfolio	VIF International Portfolio
Investments at fair value
(Cost: Fidelity VIP Equity-Income Portfolio -- $10,842 Fidelity VIP Asset Manager Portfolio -- $5,575 Fidelity VIP Contrafund Portfolio -- $85,142 Vanguard VIF International Portfolio -- $13,557)
(Notes 1 and 2)	$11,423	$5,227	$101,449	$13,100
Due From (To) General Account	(3)	(1)	(23)	—(d)
Net Assets	$11,420	$5,226	$101,426	$13,100
Number of Units Outstanding(a)	99	89	738	304
Unit Value(b)(c)	$114.854	$58.776	$137.490	$43.100

	American Century	Calvert	DWS
	VP Capital Appreciation Fund	VP SRI Balanced Portfolio	Capital Growth VIP
Investments at fair value
(Cost: American Century VP Capital Appreciation Fund -- $8,901 Calvert VP SRI Balanced Portfolio -- $171 DWS Capital Growth VIP -- $8,210)
(Notes 1 and 2)	$7,604	$173	$8,967
Due From (To) General Account	(2)	—(d)	(3)
Net Assets	$7,602	$173	$8,964
Number of Units Outstanding(a)	109	23	64
Unit Value(b)(c)	$69.517	$7.597	$139.254

(a)Rounded to the nearest unit.
(b)
Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 5 for further information regarding the daily calculation of Accumulation Unit Values.
(c)
The difference between the recalculated and stated Unit Value is due to rounding.
(d)
Less than $0.50.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENTS OF OPERATIONS

For The Year Ended December 31, 2022

	Mutual of America Variable Insurance Portfolios
	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio	Mid-Cap Equity Index Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$311	$91	$59	$—	$28
Expenses (Note 3)	196	164	66	83	20
Net Investment Income (Loss)	115	(73)	(7)	(83)	8
Net Realized and Unrealized Gain
(Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	246	4,051	38	64	1
Realized gain from distributions	719	560	764	1,612	132
Net realized gain (loss) on investments	965	4,611	802	1,676	133
Net change in unrealized appreciation (depreciation) on investments	(6,345)	(10,338)	(1,669)	(5,121)	(499)
Net Realized and Unrealized Gain (Loss) on Investments	(5,380)	(5,727)	(867)	(3,445)	(366)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(5,265)	$(5,800)	$(874)	$(3,528)	$(358)

	Mutual of America Variable Insurance Portfolios
	Moderate Allocation Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$15	$1	$3	$12
Expenses (Note 3)	7	1	4	7
Net Investment Income (Loss)	8	—	(1)	5
Net Realized and Unrealized Gain
(Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	1	—	(1)	(4)
Realized gain from distributions	48	—(a)	—	—
Net realized gain (loss) on investments	49	—	(1)	(4)
Net change in unrealized appreciation (depreciation) on investments	(218)	1	(37)	(121)
Net Realized and Unrealized Gain (Loss) on Investments	(169)	1	(38)	(125)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(161)	$1	$(39)	$(120)

(a)Less than $0.50.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENTS OF OPERATIONS
 (CONTINUED)

For The Year Ended December 31, 2022

	Fidelity			Vanguard
	VIP Equity-Income Portfolio	VIP Asset Manager Portfolio	VIP Contrafund Portfolio	VIF International Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$220	$115	$570	$190
Expenses (Note 3)	91	42	891	125
Net Investment Income (Loss)	129	73	(321)	65
Net Realized and Unrealized Gain
(Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	12	(2)	1,060	46
Realized gain from distributions	384	363	5,383	2,822
Net realized gain (loss) on investments	396	361	6,443	2,868
Net change in unrealized appreciation (depreciation) on investments	(1,218)	(1,406)	(44,421)	(9,232)
Net Realized and Unrealized Gain (Loss) on Investments	(822)	(1,045)	(37,978)	(6,364)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(693)	$(972)	$(38,299)	$(6,299)

	American Century	Calvert	DWS
	VP Capital Appreciation Fund	VP SRI Balanced Portfolio	Capital Growth VIP
Investment Income and Expenses:
Dividend Income (Note 1)	$—	$2	$9
Expenses (Note 3)	72	2	88
Net Investment Income (Loss)	(72)	—	(79)
Net Realized and Unrealized Gain
(Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(16)	3	28
Realized gain from distributions	1,134	18	1,639
Net realized gain (loss) on investments	1,118	21	1,667
Net change in unrealized appreciation (depreciation) on investments	(4,109)	(58)	(5,699)
Net Realized and Unrealized Gain (Loss) on Investments	(2,991)	(37)	(4,032)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(3,063)	$(37)	$(4,111)

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Mutual of America Variable Insurance Portfolios
	Equity Index Portfolio		All America Portfolio		Small Cap Value Portfolio
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$115	$97	$(73)	$24	$(7)	$(12)
Net realized gain (loss) on investments	965	146	4,611	1,073	802	163
Net change in unrealized appreciation (depreciation) on investments	(6,345)	5,872	(10,338)	6,996	(1,669)	1,974
Net Increase (Decrease) in net assets resulting from operations	(5,265)	6,115	(5,800)	8,093	(874)	2,125
From Unit Transactions:
Contributions	—	—	—	—	—	—
Withdrawals	(322)	(2,198)	(21,640)	(1,508)	(175)	—
Net transfers	417	(154)	1,997	(392)	3	(185)
Contract fees (Note 3)	(14)	(25)	(111)	(206)	—	(4)
Net Increase (Decrease) from unit transactions	81	(2,377)	(19,754)	(2,106)	(172)	(189)
Net Increase (Decrease) in Net Assets	(5,184)	3,738	(25,554)	5,987	(1,046)	1,936
Net Assets:
Beginning of Year	25,779	22,041	35,675	29,688	8,260	6,324
End of Year	$20,595	$25,779	$10,121	$35,675	$7,214	$8,260
Changes in Units:
Units outstanding, beginning of year	1,948	2,122	1,061	1,113	2,675	2,677
Units issued	—	—	—	—	—	—
Units redeemed	(31)	(174)	(692)	(52)	(59)	(2)
Net increase (decrease)	(31)	(174)	(692)	(52)	(59)	(2)
Units outstanding, end of year	1,917	1,948	369	1,061	2,616	2,675

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENTS OF CHANGES IN NET ASSETS
 (CONTINUED)

For the Years Ended December 31,

	Mutual of America Variable Insurance Portfolios
	Small Cap Growth Portfolio		Mid-Cap Equity Index Portfolio		Moderate Allocation Portfolio
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(83)	$(98)	$8	$4	$8	$(8)
Net realized gain (loss) on investments	1,676	425	133	11	49	49
Net change in unrealized appreciation (depreciation) on investments	(5,121)	883	(499)	479	(218)	123
Net Increase (Decrease) in net assets resulting from operations	(3,528)	1,210	(358)	494	(161)	164
From Unit Transactions:
Contributions	—	—	—	—	—	—
Withdrawals	(242)	—	—	—	—	—
Net transfers	26	(169)	—(a)	(7)	2	(33)
Contract fees (Note 3)	—	—	—	—	—	—
Net Increase (Decrease) from unit transactions	(216)	(169)	—	(7)	2	(33)
Net Increase (Decrease) in Net Assets	(3,744)	1,041	(358)	487	(159)	131
Net Assets:
Beginning of Year	12,258	11,217	2,563	2,076	1,091	960
End of Year	$8,514	$12,258	$2,205	$2,563	$932	$1,091
Changes in Units:
Units outstanding, beginning of year	2,869	2,869	347	347	313	313
Units issued	—	—	—	—	—	—
Units redeemed	(66)	—	—	—	—	—
Net increase (decrease)	(66)	—	—	—	—	—
Units outstanding, end of year	2,803	2,869	347	347	313	313

(a)Less than $0.50.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENTS OF CHANGES IN NET ASSETS
 (CONTINUED)

For the Years Ended December 31,

	Mutual of America Variable Insurance Portfolios
	Money Market Portfolio		Mid-Term Bond Portfolio		Bond Portfolio
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$—	$—	$(1)	$1	$5	$8
Net realized gain (loss) on investments	—	—	(1)	7	(4)	1
Net change in unrealized appreciation (depreciation) on investments	1	(1)	(37)	(22)	(121)	(42)
Net Increase (Decrease) in net assets resulting from operations	1	(1)	(39)	(14)	(120)	(33)
From Unit Transactions:
Contributions	—	—	—	—	—	2
Withdrawals	—	—	—	—	—	—
Net transfers	—	(1)	—(a)	—	2	—
Contract fees (Note 3)	(2)	(3)	(16)	(27)	(25)	(45)
Net Increase (Decrease) from unit transactions	(2)	(4)	(16)	(27)	(23)	(43)
Net Increase (Decrease) in Net Assets	(1)	(5)	(55)	(41)	(143)	(76)
Net Assets:
Beginning of Year	101	106	473	514	913	989
End of Year	$100	$101	$418	$473	$770	$913
Changes in Units:
Units outstanding, beginning of year	43	44	182	192	130	136
Units issued	—	—	—	—	—	—(b)
Units redeemed	(1)	(1)	(7)	(10)	(4)	(6)
Net increase (decrease)	(1)	(1)	(7)	(10)	(4)	(6)
Units outstanding, end of year	42	43	175	182	126	130

(a)Less than $0.50.
(b)
Less than 0.5 unit.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO.2

STATEMENTS OF CHANGES IN NET ASSETS
 (CONTINUED)

For the Years Ended December 31,

	Fidelity
	VIP Equity-Income Portfolio		VIP Asset Manager Portfolio		VIP Contrafund Portfolio
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$129	$133	$73	$52	$(321)	$(932)
Net realized gain (loss) on investments	396	1,609	361	111	6,443	17,926
Net change in unrealized appreciation (depreciation) on investments	(1,218)	852	(1,406)	392	(44,421)	13,749
Net Increase (Decrease) in net assets resulting from operations	(693)	2,594	(972)	555	(38,299)	30,743
From Unit Transactions:
Contributions	—	—	—	—	—	—
Withdrawals	—	(727)	—	—	(2,428)	—
Net transfers	—(a)	(109)	3	(37)	100	(688)
Contract fees (Note 3)	(14)	(48)	(18)	(32)	(42)	(74)
Net Increase (Decrease) from unit transactions	(14)	(884)	(15)	(69)	(2,370)	(762)
Net Increase (Decrease) in Net Assets	(707)	1,710	(987)	486	(40,669)	29,981
Net Assets:
Beginning of Year	12,127	10,417	6,213	5,727	142,095	112,114
End of Year	$11,420	$12,127	$5,226	$6,213	$101,426	$142,095
Changes in Units:
Units outstanding, beginning of year	100	106	89	90	756	756
Units issued	—	—	—	—	—	—
Units redeemed	(1)	(6)	—(b)	(1)	(18)	—(b)
Net increase (decrease)	(1)	(6)	—	(1)	(18)	—
Units outstanding, end of year	99	100	89	89	738	756

(a)Less than $0.50.
(b)
Less than 0.5 unit.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENTS OF CHANGES IN NET ASSETS
 (CONTINUED)

For the Years Ended December 31,

	Vanguard		American Century		Calvert		DWS
	VIF International Portfolio		VP Capital Appreciation Fund		VP SRI Balanced Portfolio		Capital Growth VIP
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$65	$(121)	$(72)	$(93)	$—	$4	$(79)	$(79)
Net realized gain (loss) on investments	2,868	2,058	1,118	1,437	21	42	1,667	996
Net change in unrealized appreciation (depreciation) on investments	(9,232)	(2,364)	(4,109)	(224)	(58)	(1)	(5,699)	1,531
Net Increase (Decrease) in net assets resulting from operations	(6,299)	(427)	(3,063)	1,120	(37)	45	(4,111)	2,448
From Unit Transactions:
Contributions	—	2	—	—	—	—	—	—
Withdrawals	(22)	—	—	—	—	—	—	—
Net transfers	467	(44)	18	(97)	2	(16)	17	(122)
Contract fees (Note 3)	(28)	(51)	(20)	(33)	(14)	(24)	—	—
Net Increase (Decrease) from unit transactions	417	(93)	(2)	(130)	(12)	(40)	17	(122)
Net Increase (Decrease) in Net Assets	(5,882)	(520)	(3,065)	990	(49)	5	(4,094)	2,326
Net Assets:
Beginning of Year	18,982	19,502	10,667	9,677	222	217	13,058	10,732
End of Year	$13,100	$18,982	$7,602	$10,667	$173	$222	$8,964	$13,058
Changes in Units:
Units outstanding, beginning of year	305	306	110	110	24	27	64	64
Units issued	—	—(a)	—	—	—	—	—	—
Units redeemed	(1)	(1)	(1)	—(a)	(1)	(3)	—	—
Net increase (decrease)	(1)	(1)	(1)	—	(1)	(3)	—	—
Units outstanding, end of year	304	305	109	110	23	24	64	64

(a)Less than 0.5 unit.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS

December 31, 2022
1. Significant Accounting Policies and Organization
American Separate Account No. 2 (“Separate Account No. 2”) of Wilton Reassurance Life Company of New York (formerly The American Life Insurance Company of New York) (“American Life” or “the Company”) was established in conformity with New York Insurance Law and commenced operations on November 19, 1993 as a unit investment trust registered under the Investment Company Act of 1940. The following funds are available as investment alternatives: Mutual of America Variable Insurance Portfolios Equity Index, All America, Small Cap Value, Small Cap Growth, Mid-Cap Equity Index, Moderate Allocation, Money Market, Mid-Term Bond and Bond Portfolios; Fidelity VIP Equity-Income, VIP Asset Manager and VIP Contrafund Portfolios; Vanguard VIF International Portfolio; American Century VP Capital Appreciation Fund; Calvert VP SRI Balanced Portfolio and DWS Capital Growth VIP.
The Subaccounts invest in the corresponding portfolios of Mutual of America Variable Insurance Portfolios, Inc. (“Mutual of America Variable Insurance Portfolios”), portfolios of Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund V (“Fidelity”), portfolio of Vanguard Variable Insurance Funds (“Vanguard”), fund of American Century Variable Portfolios, Inc. (“American Century”), portfolio of Calvert Variable Series, Inc. (“Calvert”) and fund of Deutsche DWS Variable Series I (“DWS”).
Separate Account No. 2 was formed by the Company to support the operations of the Company’s group and individual variable accumulation annuity contracts (“Contracts”). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2’s assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.
The Subaccounts follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 Financial Services – Investment Companies. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures regarding the reported amounts of revenue and expenses during the reporting period. Actual results, however, may differ from those estimates.
The following is a summary of the significant accounting policies consistently followed by Separate Account No. 2, which are in conformity with GAAP:
Fair Value — Separate Account No. 2 values its investments at fair value. Fair value is an estimate of the price Separate Account No. 2 would receive upon selling an investment in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:
•
Level 1 — quoted prices in active markets for identical investments.
•
Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).
•
Level 3 — significant unobservable inputs (including Separate Account No. 2’s own assumptions in determining the fair value of investments).
As of December 31, 2022, management determined that the fair value inputs for all of Separate Account No. 2 investments, which consist solely of investments in mutual funds registered with the SEC, were considered Level 1. The inputs used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

AMERICAN SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2022
1. Significant Accounting Policies and Organization (continued)
The following is a summary of the inputs used to value Separate Account No. 2’s investments as of December 31, 2022:
Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Investments at Fair Value:
Mutual of America Variable Insurance Portfolios:
Equity Index Portfolio	$20,600	—	—	$20,600
All America Portfolio	$10,122	—	—	$10,122
Small Cap Value Portfolio	$7,216	—	—	$7,216
Small Cap Growth Portfolio	$8,516	—	—	$8,516
Mid-Cap Equity Index Portfolio	$2,206	—	—	$2,206
Moderate Allocation Portfolio	$932	—	—	$932
Money Market Portfolio	$100	—	—	$100
Mid-Term Bond Portfolio	$418	—	—	$418
Bond Portfolio	$770	—	—	$770
Fidelity Portfolios:
VIP Equity-Income — “Initial” Class	$11,423	—	—	$11,423
VIP Asset Manager — “Initial” Class	$5,227	—	—	$5,227
VIP Contrafund — “Initial” Class	$101,449	—	—	$101,449
Vanguard VIF International Portfolio	$13,100	—	—	$13,100
American Century VP Capital Appreciation Fund — Class “Y”	$7,604	—	—	$7,604
Calvert VP SRI Balanced Portfolio — Class “I”	$173	—	—	$173
DWS Capital Growth VIP — Class “A”	$8,967	—	—	$8,967
Investment Valuation — Investments are made in shares of Mutual of America Variable Insurance Portfolios, Fidelity, Vanguard, American Century, Calvert and DWS and are fair valued based on the reported net asset values of the respective funds or portfolios, which in turn value their investments at fair value. Such investments are referred to as “Underlying Funds” of Separate Account No. 2.
Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income, is recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions and distributions of capital gains are recognized on the ex-dividend dates of each Underlying Fund by each Subaccount and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividend and distributions paid to the Subaccounts has no impact on the respective unit values.
Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the identified cost basis of the security determined on a first-in, first-out (“FIFO”) basis.

AMERICAN SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2022
1. Significant Accounting Policies and Organization (continued)
Federal Income Taxes — Separate Account No. 2 is treated as a part of the Company and not taxed separately as a “regulated investment company” under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements. Taxes are generally the responsibility of contract owners upon termination or withdrawal.
2. Investments
The number of shares owned by Separate Account No. 2 (rounded to the nearest share) and their respective net asset values per share (rounded to the nearest cent) at December 31, 2022 were as follows:
	Number of Shares	Net Asset Value Per Share
Mutual of America Variable Insurance Portfolios:
Equity Index Portfolio	366	$56.26
All America Portfolio	369	$27.40
Small Cap Value Portfolio	474	$15.21
Small Cap Growth Portfolio	633	$13.46
Mid-Cap Equity Index Portfolio	88	$25.13
Moderate Allocation Portfolio	59	$15.87
Money Market Portfolio	8	$12.37
Mid-Term Bond Portfolio	42	$9.86
Bond Portfolio	59	$13.00
Fidelity Portfolios:
VIP Equity-Income —“Initial” Class	485	$23.56
VIP Asset Manager —“Initial” Class	365	$14.32
VIP Contrafund —“Initial” Class	2,678	$37.88
Vanguard VIF International Portfolio	582	$22.52
American Century VP Capital Appreciation Fund — Class “Y”	630	$12.07
Calvert VP SRI Balanced Portfolio — Class “I”	84	$2.07
DWS Capital Growth VIP — Class “A”	314	$28.58
The cost of investment purchases and proceeds from sales of investments for the year ended December 31, 2022 were as follows:
	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio
Cost of investment purchases	—	$1,788	—	—
Proceeds from sales of investments	$2,450	$21,944	$322	$411

AMERICAN SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2022
2. Investments (continued)
	Mid-Cap Equity Index Portfolio	Moderate Allocation Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio
Cost of investment purchases	—	$1	—	—
Proceeds from sales of investments	$27	$23	$4	$25

	Bond Portfolio	Fidelity VIP Equity- Income Portfolio	Fidelity VIP Asset Manager Portfolio	Fidelity VIP Contrafund Portfolio
Cost of investment purchases	—	$3	$1	$1
Proceeds from sales of investments	$40	$165	$84	$3,706

	Vanguard VIF International Portfolio	American Century VP Capital Appreciation Fund	Calvert VP SRI Balanced Portfolio	DWS Capital Growth VIP
Cost of investment purchases	$447	—	—	—
Proceeds from sales of investments	$221	$150	$24	$140
3. Expenses
Administrative Charges — In connection with its administrative functions, the Company deducts daily charges from the value of the net assets of all Subaccounts. The Company deducted administrative expenses at an annual rate of .40% (except for each Fidelity portfolio for which the rate was .30%). The lower charges for the Fidelity portfolios are due to reimbursements received from affiliates of Fidelity.
Distribution Expense Charges — The Company makes a daily deduction from the value of the net assets of each Subaccount to cover incurred distribution expenses. The Company deducted a distribution expense charge at an annual rate of .35%.
Expense Risk Fee — For assuming expense risks, the Company deducts a daily charge from the value of the net assets of each Subaccount. The Company deducts an expense risk charge at an annual rate of .15%.
Monthly charges equaling the lesser of $2.00 or 1/12 of 1% of account value may also be deducted and are reflected as unit transactions in the accompanying financial statements under “Contract fees” in the Statements of Changes in Net Assets.

AMERICAN SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2022
3. Expenses (continued)
Annual Separate Account expenses are summarized, as follows:
Current Amount Deducted
Separate Account Annual Expenses
(as a percentage of net assets)
Expense Risk Fee	.15%
Administrative Charges	.40%(a)
Distribution Expense Charges	.35%
Total Separate Account Annual Expenses	.90%

(a)
Adviser Reimbursements. All Contracts with assets invested in the Fidelity portfolios qualified for a reduction in the fees they paid equal to reimbursements the Company received from service providers to those Subaccounts. The transfer agent and distributor for the three Fidelity portfolios reimbursed the Company at an annual rate of .10% for certain services that the Company provided.
4. Financial Highlights
Disclosure of per unit data and other supplemental data is presented in the form of a financial highlights section accompanying the financial statements of Separate Account No. 2 as follows.
Subaccount	Year End	Units Outstanding	Unit Values	Net Assets	Expense Ratios (a)	Investment Income Ratios (b)	Total Returns (c)
Mutual of America Variable Insurance Portfolios Equity Index Portfolio	2022	1,917	$10.742	$20,595	0.90%	1.39%	-18.82%
	2021	1,948	$13.231	$25,779	0.90%	1.29%	27.40%
	2020(1)	2,122	$10.386	$22,041	0.90%(d)	–	15.04%(e)
Mutual of America Variable Insurance Portfolios All America Portfolio	2022	369	$27.402	$10,121	0.90%	0.47%	-18.49%
	2021	1,061	$33.619	$35,675	0.90%	0.97%	26.00%
	2020(1)	1,113	$26.681	$29,688	0.90%(d)	–	14.12%(e)
Mutual of America Variable Insurance Portfolios Small Cap Value Portfolio	2022	2,616	$2.758	$7,214	0.90%	0.78%	-10.68%
	2021	2,675	$3.087	$8,260	0.90%	0.75%	30.68%
	2020(1)	2,677	$2.363	$6,324	0.90%(d)	–	-2.84%(e)
Mutual of America Variable Insurance Portfolios Small Cap Growth Portfolio	2022	2,803	$3.038	$8,514	0.90%	–	-28.91%
	2021	2,869	$4.273	$12,258	0.90%	0.09%	9.28%
	2020(1)	2,869	$3.910	$11,217	0.90%(d)	–	38.75%(e)
Mutual of America Variable Insurance Portfolios Mid-Cap Equity Index Portfolio	2022	347	$6.352	$2,205	0.90%	1.23%	-13.97%
	2021	347	$7.383	$2,563	0.90%	1.05%	23.44%
	2020(1)	347	$5.981	$2,076	0.90%(d)	–	12.01%(e)

AMERICAN SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2022
4. Financial Highlights (continued)
Subaccount	Year End	Units Outstanding	Unit Values	Net Assets	Expense Ratios (a)	Investment Income Ratios (b)	Total Returns (c)
Mutual of America Variable Insurance Portfolios Moderate Allocation Portfolio	2022	313	$2.972	$932	0.90%	1.54%	-14.65%
	2021	313	$3.482	$1,091	0.90%	–	13.67%
	2020(1)	313	$3.063	$960	0.90%(d)	–	9.17%(e)
Mutual of America Variable Insurance Portfolios Money Market Portfolio	2022	42	$2.381	$100	0.90%	1.00%	0.44%
	2021	43	$2.371	$101	0.90%	–	-1.06%
	2020(1)	44	$2.396	$106	0.90%(d)	–	-0.56%(e)
Mutual of America Variable Insurance Portfolios Mid-Term Bond Portfolio	2022	175	$2.382	$418	0.90%	0.69%	-8.42%
	2021	182	$2.601	$473	0.90%	1.01%	-2.62%
	2020(1)	192	$2.671	$514	0.90%(d)	–	3.50%(e)
Mutual of America Variable Insurance Portfolios Bond Portfolio	2022	126	$6.096	$770	0.90%	1.47%	-13.09%
	2021	130	$7.014	$913	0.90%	1.59%	-3.39%
	2020(1)	136	$7.261	$989	0.90%(d)	–	4.07%(e)
Fidelity VIP Equity-Income Portfolio	2022	99	$114.854	$11,420	0.80%(f)	1.92%	-5.71%
	2021	100	$121.814	$12,127	0.80%(f)	1.96%	23.90%
	2020	106	$98.318	$10,417	0.80%(f)	1.91%	5.84%
	2019	106	$92.889	$9,889	0.80%(f)	2.08%	26.43%
	2018	107	$73.472	$7,856	0.80%(f)	2.33%	-9.03%
Fidelity VIP Asset Manager Portfolio	2022	89	$58.776	$5,226	0.80%(f)	2.09%	-15.61%
	2021	89	$69.650	$6,213	0.80%(f)	1.65%	9.04%
	2020	90	$63.874	$5,727	0.80%(f)	1.62%	13.96%
	2019	90	$56.052	$5,055	0.80%(f)	1.90%	17.31%
	2018	91	$47.782	$4,336	0.80%(f)	1.75%	-6.11%
Fidelity VIP Contrafund Portfolio	2022	738	$137.490	$101,426	0.80%(f)	0.50%	-26.90%
	2021	756	$188.080	$142,095	0.80%(f)	0.06%	26.82%
	2020	756	$148.309	$112,114	0.80%(f)	0.25%	29.53%
	2019	756	$114.502	$86,617	0.80%(f)	0.47%	30.53%
	2018	757	$87.721	$66,411	0.80%(f)	0.72%	-7.12%
Vanguard VIF International Portfolio	2022	304	$43.100	$13,100	0.90%	1.32%	-30.75%
	2021	305	$62.233	$18,982	0.90%	0.29%	-2.42%
	2020	306	$63.779	$19,502	0.90%	1.23%	56.17%
	2019	307	$40.840	$12,531	0.90%	1.45%	30.04%
	2018	309	$31.406	$9,691	0.90%	0.84%	-13.40%

AMERICAN SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2022
4. Financial Highlights (continued)
Subaccount	Year End	Units Outstanding	Unit Values	Net Assets	Expense Ratios (a)	Investment Income Ratios (b)	Total Returns (c)
American Century VP Capital Appreciation Fund	2022	109	$69.517	$7,602	0.90%	–	-28.56%
	2021	110	$97.313	$10,667	0.90%	–	10.57%
	2020	110	$88.008	$9,677	0.90%	0.09%	41.71%
	2019	110	$62.102	$6,851	0.90%	–	34.80%
	2018	111	$46.070	$5,102	0.90%	–	-5.78%
Calvert VP SRI Balanced Portfolio	2022	23	$7.597	$173	0.90%	1.07%	-16.17%
	2021	24	$9.062	$222	0.90%	1.83%	14.09%
	2020	27	$7.943	$217	0.90%	1.95%	14.23%
	2019	31	$6.954	$213	0.90%	1.93%	23.29%
	2018	34	$5.640	$192	0.90%	1.90%	-3.55%
DWS Capital Growth VIP	2022	64	$139.254	$8,964	0.90%	0.09%	-31.36%
	2021	64	$202.866	$13,058	0.90%	0.22%	21.68%
	2020	64	$166.724	$10,732	0.90%	0.50%	37.80%
	2019	64	$120.993	$7,788	0.90%	0.43%	35.91%
	2018	65	$89.026	$5,763	0.90%	0.87%	-2.48%

(a)
This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(b)
This amount represents the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying fund, net of the underlying fund’s net management fees and expenses, divided by the average net assets of the Subaccount. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values and charges made directly to participant accounts through the redemption of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the Subaccount invests.
(c)
The total return is calculated for each year indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.
(d)
Annualized.
(e)
Not annualized.
(f)
Absent reimbursement by Fidelity, the expense ratio would have been 0.90%.
(1)
For the period January 24, 2020 (Initial Offering Date of Units) to December 31, 2020.
5. Calculation of Accumulation Unit Values
Interest in the Subaccounts is represented by Accumulation Units. Each Subaccount’s Accumulation Units have a different value, based on the value of the Subaccount’s investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. To determine the change in a Subaccount’s Accumulation Unit Value from the close of one Valuation Day to the close of the next Valuation Day (Valuation Period), an Accumulation Unit Change Factor is used.
The Accumulation Unit Change Factor for each Subaccount for any Valuation Period is:
(a)
The ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier (calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier) for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend multiplier for the preceding Valuation period, divided by

AMERICAN SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2022
5. Calculation of Accumulation Unit Values (continued)
(b)
1.000000 plus the component of the annual rate of total Separate Account charges against the Subaccount’s assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.
6. SUBSEQUENT EVENTS
Management, on behalf of the Company, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events through May 1, 2023. As a result of this evaluation, no additional subsequent events require disclosure and/or adjustment to the financial statements.